UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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Filed by the Registrant

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Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Select Water Solutions, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

LETTER FROM OUR CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER
Dear Fellow Stockholder:
It is my pleasure to invite you to attend the 2026 Annual Meeting of Stockholders of Select Water Solutions, Inc. (the “Annual Meeting”) to be held on Thursday, May 7, 2026, at 1:00 p.m. Central Time, at the company’s headquarters, Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240.
The following Notice of Annual Meeting describes the business to be conducted at the Annual Meeting. We encourage you to review the materials and vote your shares.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR”
PROPOSALS 1, 2, AND 3, AS DESCRIBED IN THE PROXY STATEMENT.
The Board has fixed the close of business on March 10, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof. Attendance is limited to stockholders of the Company, their proxy holders, and our guests. Stockholders holding stock in brokerage accounts must bring a legal proxy or other evidence of share ownership as of March 10, 2026 to be admitted to the meeting.
Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. You can ensure that your shares are represented and voted at the meeting by submitting your proxy card or voting instruction form over the Internet or by telephone. If you received your proxy materials by mail, you may also submit your proxy card or voting instruction form by mail by using the traditional proxy card or voting instruction form that was included. Instructions for these convenient ways to vote are set forth on both the Notice of Internet Availability of Proxy Materials and the proxy card or voting instruction form.
If the Annual Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You may change or revoke your proxy until it is voted. If you are planning to attend the Annual Meeting, please check the website one week prior to the meeting date. To ensure your vote is counted, we encourage you to vote your shares prior to the Annual Meeting.
Thank you for your continued support of Select Water Solutions, Inc.
Sincerely,
John D. Schmitz
Chairman of the Board, President, and
Chief Executive Officer

2026 Proxy Statement	i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE AND TIME Thursday, May 7, 2026 1:00 p.m. Central Time
WHO CAN VOTE
Stockholders of record as the close of business on March 10, 2026 will be entitled to notice of, and to vote at, the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), or any postponement or adjournment thereof

LOCATION 1820 N I-35 Gainesville, TX 76240
VOTING ITEMS
PROPOSALS	BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1. To elect the seven director nominees named in the Proxy Statement to our Board	“FOR” each director nominee	Page 14
2. To ratify the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2026	“FOR”	Page 26
3. To conduct a non-binding, advisory vote to approve Named Executive Officer compensation	“FOR”	Page 28
Stockholders will also transact any other business that may be properly presented at the Annual Meeting. The accompanying Proxy Statement is dated March 24, 2026 and will be made available to stockholders beginning on or about March 24, 2026. The accompanying Proxy Statement more fully describes these matters. At this time, we have not received notice of any other matter that may be properly presented at the Annual Meeting.
Only holders of common stock of record at the close of business on March 10, 2026, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. For security purposes, you may be required to present evidence of your share ownership and a valid, government-issued photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting. The use of cameras, sound recording equipment, communication devices or other similar equipment is prohibited. Packages, boxes, handbags, briefcases, and other items are subject to inspection.
Your vote is important — Please submit your proxy card or voting instruction form over the Internet or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials about how to view the proxy materials. If you received your proxy materials by mail, you may submit your proxy card or voting instruction form over the Internet or by telephone or by completing, signing, dating, and promptly mailing your proxy card or voting instruction form that was included. A postage-paid return envelope was provided. If you attend the Annual Meeting, you may vote in person.
By Order of the Board of Directors,
John D. Schmitz
Chairman of the Board, President, and
Chief Executive Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2026
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

2026 Proxy Statement	1

2	Select Water Solutions

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES

This document may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical fact included in the Proxy Statement are forward-looking statements, including statements about the Company’s Board of Directors, corporate governance practices, executive compensation program, equity compensation utilization and sustainability initiatives. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (“SEC”) and other documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law. Any standards of measurement and performance made in reference to our sustainability plans and goals are developing and based on assumptions that continue to evolve, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved. The inclusion of information related to our sustainability goals and initiatives is not an indication that such information is material under the standards of the SEC.
This Proxy Statement includes certain non-GAAP financial measures, including free cash flow. Free cash flow is a non-GAAP financial measure and should not be considered an alternative to net cash provided by operating activities or any other measure calculated in accordance with GAAP. The Company reconciles free cash flow to net cash provided by operating activities, its most directly comparable GAAP financial measure, in its Annual Report on Form 10-K for the year ended December 31, 2025, under ‘Management’s Discussion and Analysis of Financial Condition and Results of Operations — Cash Flows and Free Cash Flow,’ and in its Current Report on Form 8-K furnished on February 18, 2026, which includes the Company’s earnings release for the quarter and year ended December 31, 2025.
This document includes references to websites, website addresses and materials found on those websites. Website references throughout this document are inactive textual references provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of this Proxy Statement or any other report or document we file with the SEC.

PROXY STATEMENT SUMMARY
The Board of Directors (our “Board”) of Select Water Solutions, Inc. (which we refer to as “Select Water Solutions,” “Select Water,” “Select,” the “Company,” “we,” “our,” or “us”) is furnishing this Proxy Statement to you over the Internet or delivering this Proxy Statement to you by mail in connection with the solicitation of proxies by our Board and the solicitation of voting instructions, in each case for use at the Annual Meeting of Stockholders to be held on May 7, 2026, and at any adjournments or postponements thereof.
On or about March 24, 2026, we will commence mailing the Notice of Internet Availability of Proxy Materials to most of our stockholders, and we also will commence mailing to some of our stockholders, and make available electronically over the Internet to all of our stockholders: (1) the Notice of Annual Meeting of Stockholders and this Proxy Statement; and (2) our 2025 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2025 and our audited financial statements (the “Annual Report”). If you receive your proxy materials by mail, a proxy card or voting instruction form will be included.
The following summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

2026 Proxy Statement	3

DATE AND TIME Thursday, May 7, 2026 1:00 p.m. Central Time	LOCATION Select Water Solutions, Inc. 1820 N I-35 Gainesville, TX 76240	RECORD DATE March 10, 2026
VOTING MATTERS		BOARD’S VOTE RECOMMENDATIONS	FOR FURTHER INFORMATION
PROPOSAL 1	Election of seven director nominees named in this Proxy Statement	“FOR” each director nominee	Page 14
PROPOSAL 2	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2026	“FOR”	Page 26
PROPOSAL 3	Non-binding, advisory vote to approve Named Executive Officer compensation	“FOR”	Page 28
HOW TO VOTE

INTERNET
www.proxyvote.com
Available until 11:59 p.m. Eastern time on May 6, 2026. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy card or voting instruction form.

TELEPHONE
Call 1-800-690-6903
Available until 11:59 p.m. Eastern time on May 6, 2026. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy card or voting instruction form.
MAIL Complete, sign and date your proxy card or voting instruction form and mail in the postage-paid return envelope.	IN PERSON If you plan to attend to vote in person, you will need to present at the meeting evidence of your share ownership and a valid, government-issued photo identification.
Company Overview and Business Strategy

Select Water Solutions, Inc. is a leading provider of sustainable water-management solutions to the energy industry in the United States. As a leader in the water management industry, we place the utmost importance on safe, environmentally responsible management of water throughout the lifecycle of a well. Additionally, we believe that responsibly managing water resources through our operations to help conserve and protect the environment in the communities in which we operate is paramount to our continued success. With a diverse geographic footprint across the U.S., we operate through three primary segments:

1. Water Infrastructure,
2. Water Services, and
3. Chemical Technologies.

4	Select Water Solutions

Water Infrastructure — Our Water Infrastructure segment develops, builds and operates permanent pipeline, recycling, storage, disposal and solids-management assets that support full life-cycle water management for E&P customers. These integrated, long-term solutions help our customers manage evolving water needs by gathering, treating, recycling and disposing of produced water, reducing freshwater use, addressing seismicity and pore-space constraints and lowering truck traffic and operating costs. Our Water Infrastructure segment includes our service lines related to water recycling and reuse, pipelines and logistics, fluid disposals and solids management. In 2025, Water Infrastructure generated approximately $313 million in revenue, supported by additional dedicated acreage that further scale our recycling-first platform. As of December 31, 2025, our Water Infrastructure network consisted of 2.4 million barrels per day of fixed recycling capacity, 2.3 million barrels per day of permitted disposal capacity and 35 million barrels of produced water storage capacity.
Water Services — Our Water Services segment provides the complex field services required over the life of a well, including water transfer and sourcing, containment, fluids hauling, water monitoring and network automation, as well as accommodations, rentals and flowback and well-testing services. Through our AquaView® automation and related technologies, we offer 24/7 monitoring, leak detection and remote control that help customers improve safety, reduce spills and truck traffic and enhance operational efficiency. In 2025, our Water Services segment generated approximately $787 million in revenue. In 2025, we expanded key Water Services relationships, including an agreement to serve as exclusive water transfer and last-mile logistics provider for a major Delaware Basin customer across its entire leasehold, integrating Water Services with existing Water Infrastructure contracts.
Chemical Technologies — Our Chemical Technologies segment formulates, manufactures and delivers a full suite of chemistry solutions used in hydraulic fracturing, well completions, cementing and production, along with customized water-treatment and flow-assurance programs. Leveraging our FluidMatchTM solutions and laboratory capabilities, we design and optimize fluid systems based on each customer’s water quality, reservoir characteristics and performance objectives to enhance well productivity and lower total cost of ownership. In 2025, Chemical Technologies generated approximately $308 million of revenue, up 19% year-over-year, reflecting continued adoption of our completion chemistries and integrated water-chemistry offerings.
Strategic Focus
Over the past decade, Select has grown into a premier water-management company serving the energy industry, expanding our infrastructure footprint and service capabilities, developing innovative solutions and advancing new technologies. Our strategy is centered on a recycling-first, infrastructure-led model supported by long-term customer commitments, with the goal of delivering operational excellence, enhancing safety and environmental performance and developing sustainable water-management and chemistry solutions that create long-term value for our stockholders.

2026 Proxy Statement	5

Director Nominees
The following provides summary information about each director nominee. Mr. Douglas J. Wall, currently a director of the Company, having expressed his preference not to be renominated to the Board, has not been put forward as a director nominee and his term will end at the Annual Meeting. The Board expresses its sincere appreciation to Mr. Wall for his dedicated service and valuable contributions to the Company during his tenure.
				COMMITTEE MEMBERSHIPS
NAME AND OCCUPATION	INDEPENDENT	AGE	OTHER PUBLIC BOARDS	Audit	Compensation	NG&S
JOHN D. SCHMITZ Chairman, President and CEO Select Water Solutions, Inc.		65	No
GAYLE L. BURLESON Former SVP of Business Development and Land Concho Resources, Inc.	✓	60	Yes
RICHARD A. BURNETT (Lead Director) President and CEO Silver Creek Exploration III, LLC	✓	52	No
BRUCE E. COPE Former SVP, CAO and Controller Hunt Consolidated, Inc./Hunt Oil Company	✓	66	No
LUIS FERNANDEZ-MORENO Sole Manager Strat and Praxis, LLC	✓	64	Yes
ROBIN H. FIELDER Chief Commercial Officer, Midstream Kinder Morgan, Inc.	✓	45	No
TIMOTHY A. ROBERTS Chief Executive Officer and Partner Iron Horse Midstream, LLC	✓	46	No
Legend:
Audit — Audit Committee
Compensation — Compensation Committee
NG&S — Nominating, Governance, and Sustainability Committee
— Chair

— Member

Corporate Governance Highlights
✓ Directors elected annually	✓ Director onboarding orientation program and ongoing education initiatives
✓ Lead independent director	✓ Majority independent standing
✓ Average director tenure of 3.25 years	✓ Annual Board and committee self-evaluations

6	Select Water Solutions

CORPORATE GOVERNANCE
Board Composition
Under the Company’s Bylaws, the number of members of our Board will be determined from time to time by resolution of our Board. Currently, the number of directors comprising our Board is set at eight. Our Board consists of a single class of directors, each serving one-year terms.
Director Independence
As a public company, we are subject to various requirements of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the rules of the New York Stock Exchange (the “NYSE”), the NYSE Texas, Inc. (the “NYSE Texas”) and the SEC. Generally, these rules require that a specified number or percentage of directors serving on the board and certain committees meet applicable standards of independence. Our Board may increase the number of directorships to ensure that our Board includes the requisite number of independent directors pursuant to Sarbanes-Oxley and rules of the NYSE, the NYSE Texas and the SEC.
In evaluating director candidates, we assess whether a candidate possesses the integrity, judgment, knowledge, experience, diversity, skills, and expertise that are likely to enhance the board’s ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of the committees of the board to fulfill their duties. Our Board has determined that, with the exception of Mr. Schmitz, all of our current directors (Mmes. Burleson and Fielder and Messrs. Burnett, Cope, Fernandez-Moreno, Roberts, and Wall) are independent under the independence standards of the NYSE and NYSE Texas. In making this determination, the Board affirmatively determined that each independent director has no material relationship with the Company.
Leadership Structure of the Board
The Bylaws and Corporate Governance Guidelines provide the Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer and/or to appoint a lead independent director (the “Lead Director”) in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Since January 2021, Mr. Schmitz has served as our President, Chief Executive Officer, and Chairman of the Board. He facilitates communications between members of the Board and works with management in the preparation of the agenda for each Board meeting. All of our directors are encouraged to make suggestions for Board agenda items or pre-meeting materials. Mr. Burnett was appointed in March 2023 as Lead Director, effective following our 2023 Annual Meeting of Stockholders. The Board annually reaffirms the Lead Director role, and most recently reaffirmed his appointment as Lead Director in February 2026. As Lead Director, Mr. Burnett establishes the agenda for the meetings of the independent directors in executive sessions and presides over these gatherings. He offers guidance and feedback to our management team on behalf of the independent directors, while also contributing valuable input regarding the Board’s structure. Additionally, when necessary, Mr. Burnett serves as the Board’s representative in communications with stockholders and other stakeholders. Mr. Burnett’s duties as Lead Director also include the following:
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Serve, as necessary, as a liaison between the Chairman and the independent directors.

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Review and approve information sent to the Board.

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Review, approve and help develop the agendas and scheduling for Board and committee meetings.

•
Call, as necessary, meetings of the independent directors.

•
Be available for consultation and communication with stockholders, as appropriate.

The Board has concluded that our current leadership structure is appropriate at this time. It will continue to periodically review Select’s leadership structure and may implement changes in the future as deemed necessary. By meeting in executive sessions on a regular basis, the independent directors have the opportunity to identify and evaluate issues facing the Company, engaging in a frank and candid dialogue without management being present. The Board believes that its programs for overseeing risk, as described under “Role of Board in Risk Oversight Process,” would be effective under a variety of board leadership frameworks. Accordingly, the Board’s risk oversight function does not significantly impact its selection of the current leadership structure.

2026 Proxy Statement	7

Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing the Company. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole. The Board is responsible for monitoring and assessing strategic risk exposure, and the Audit Committee assists the Board in fulfilling its oversight responsibilities by overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-person transactions.
BOARD
Oversees the Company’s processes for assessing and managing risk.
AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING, GOVERNANCE, & SUSTAINABILITY COMMITTEE

•
Reviews and discusses the Company’s practices with respect to risk assessment and risk management, significant financial risk exposures and the actions management has taken to monitor and control such risk exposures. Oversee risks from cybersecurity threats and our cybersecurity practices.

	• Oversees the assessment of the risks related to the Company’s compensation policies and programs applicable to officers, employees and directors.	• Oversees risks related to corporate governance, including sustainability and succession planning regarding the CEO and members of the Board

MANAGEMENT

The Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Accounting Officer, and General Counsel, and other members of management monitor and implement policies for managing the Company’s risks, including those related to legal, accounting, and financial matters, and report periodically on these matters to the Board and its Committees.

Identification of Director Candidates
It is the responsibility of the Nominating, Governance, and Sustainability (NG&S) Committee to identify, evaluate, and recommend to the Board the director nominees for election at the annual meeting of stockholders, as well as to fill vacancies or additions on our Board that may occur between annual meetings. The NG&S Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a U.S. oilfield services company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on our Board for a sustained period. The Board and the NG&S Committee are also committed to

8	Select Water Solutions

providing investors with disclosure concerning the backgrounds, skills, and qualifications of our directors. We have found that the diversity of backgrounds, perspectives, and experiences and strength of our directors’ professional and leadership experience allows for open and robust dialog and enhances the Board’s decision-making ability.
The Board and the NG&S Committee have reflected in the charter of the NG&S Committee our commitment to consider diversity in professional experience, skills, and background; and the optimal enhancement of the current mix of talent and experience on the Board when considering individual director candidates and future opportunities for strengthening our Board’s composition. In that regard, the NG&S Committee endeavors to achieve an overall variety and mix of diversity in such areas among our directors over time. The NG&S Committee assesses its effectiveness in this regard as part of the annual Board and committee evaluation process. The NG&S Committee believes the current members of the Board reflect diverse experience in the oil and gas industry and accounting and investment analysis fields, among other areas, as well as demonstrated leadership experience. The NG&S Committee will continue to seek opportunities to enhance this equal opportunity employment and does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship, or any other legally protected status.
The Board and the NG&S Committee are committed to a program of thoughtful board refreshment and ongoing succession planning, and, as part of this process, they periodically evaluate the composition of the Board and its committees. As part of this refreshment program, Mr. Douglas J. Wall has not been put forward for re-election at the Annual Meeting, at which time his term will expire. His retirement concludes a legacy spanning a decade of dedicated service to the Company and our stockholders. On behalf of the Board and the entire organization, we sincerely thank Mr. Wall for his many contributions. Effective as of the Annual Meeting, our authorized number of directors on the Board will be reduced to seven. Further, as part of the Board’s ongoing committee refreshment, in February 2025, directors Mr. Timothy A. Roberts and Mr. Bruce E. Cope began their service on the Audit Committee, succeeding Ms. Gayle L. Burleson, who concluded her term on the Audit Committee. In connection with the expiration of Mr. Wall’s term of director, Mr. Cope will become Chair of the Audit Committee, Mr. Burnett will continue as a member of the Audit Committee and Mr. Burnett will join the NG&S Committee as a member and the Chair, effective as of the Annual Meeting.
In identifying potential director candidates, the NG&S Committee relies on any source available for the identification and recommendation of candidates, including current directors and officers and our stockholders. In addition, the NG&S Committee may from time to time engage a third-party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third-party search firm will be paid a fee. As part of the search process for each new director, the NG&S Committee seeks a diverse pool of candidates in terms of opinions, perspectives, professional and personal experiences, and backgrounds, as well as other differentiating characteristics, from which Board nominees are chosen. The NG&S Committee will treat recommendations for directors that are received from the Company’s stockholders equally with recommendations received from any other source, provided that the recommendations comply with the procedures in this Proxy Statement.

2026 Proxy Statement	9

The following chart shows skills, experience, characteristics, and other criteria that will be represented on the Board following the Annual Meeting, if each director nominee is elected. This chart is not intended to be an exhaustive list for each director nominee, but instead intentionally focuses on the primary skillsets each director nominee contributes. Information populated in this chart has been derived from director nominee’s responses to their most recently completed director and officer questionnaire and existing public disclosures.
	Schmitz	Burleson	Burnett	Cope	Fernandez- Moreno	Fielder	Roberts
Capital Markets / Finance / M&A			●				●
Energy Industry	●	●	●	●	●	●	●
Operations / Strategic Planning	●	●	●	●	●	●	●
Executive Leadership (CEO or non-CEO)	●	●	●	●	●	●	●
Audit / Financial Reporting		●	●	●		●	●
Human Capital Management	●				●	●
Risk Management			●		●
Corporate Governance / Public Company	●	●	●		●	●
Outside Board	●	●	●		●	●
Legal / Regulatory / Government Affairs	●				●	●
Energy Transition and Sustainability					●	●
Technology / Engineering		●			●	●
Committees of the Board of Directors
We have an Audit Committee, a Compensation Committee, and a Nominating, Governance, and Sustainability Committee of our Board and may have such other committees as our Board shall determine from time to time. Each of the standing committees of our Board have the composition and responsibilities described below.
Each of these committees has a charter, which, along with our Financial Code of Ethics and Corporate Code of Business Conduct and Ethics are available under the “Corporate Governance” tab on the Investors section of our website, investors.selectwater.com. Stockholders may obtain printed copies of these documents, free of charge, by sending a written request to Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240; Attn: Corporate Secretary. Information contained on or available through our website is not part of or incorporated by reference into this Proxy Statement or any other report we may file with the SEC.
AUDIT COMMITTEE
MEMBERS: Richard A. Burnett* (Chair) Bruce E. Cope* Robin H. Fielder Timothy A. Roberts*
PRINCIPAL RESPONSIBILITIES:
The Audit Committee assists the Board in overseeing our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee assists the Board in fulfilling its oversight responsibilities regarding the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; qualifications, independence, and performance of the independent registered public accounting firm; and the effectiveness and performance of the Company’s internal audit function. The Audit Committee annually prepares an Audit Committee Report and publishes the report in our annual meeting proxy statement, in accordance with applicable rules and regulations.

10	Select Water Solutions

AUDIT COMMITTEE
*Audit Committee Financial Expert
Our Board has affirmatively determined that each of Ms. Fielder and Messrs. Burnett, Cope, and Roberts meets the definition of “independent director” for purposes of the applicable stock exchange rules and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board has also determined that each of Messrs. Burnett, Cope and Roberts qualifies as an “audit committee financial expert” as defined by SEC rules. Each of Ms. Fielder and Messrs. Burnett, Cope, and Roberts has been determined by our Board to be financially literate and to have accounting or related financial management expertise. For more information about the responsibilities of the Audit Committee, please see “Report of the Audit Committee” below.

COMPENSATION COMMITTEE
MEMBERS: Gayle L. Burleson (Chair) Luis Fernandez- Moreno Timothy A. Roberts Douglas J. Wall
PRINCIPAL RESPONSIBILITIES:
Responsibilities of the Compensation Committee include among other duties, the responsibility to:
•
periodically review the compensation, employee benefit plans and benefits paid to, or provided for, executive officers of the Company;

•
approve the annual salaries, annual performance-based compensation, including cash incentives and share-based awards paid to the Company’s executive officers;

•
periodically review and recommend to the full Board total compensation for each non- employee director for services as a member of our Board and its committees; and

•
exercise oversight of all matters of executive compensation policy.

The Compensation Committee also oversees the Company’s human capital management, to assist in the identification, development, and retention of superior talent. The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to sub-committees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of our Board, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine. The Compensation Committee will consult with the Company’s Chief Executive Officer when evaluating the performance of, and setting the compensation for, the Company’s executive officers other than the Chief Executive Officer.
The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer, or executive officer compensation, including employment contracts and change in control provisions. The Compensation Committee has sole authority to approve the consultant’s fees and other retention terms and has authority to cause the Company to pay the fees and expenses of such consultants. For more information, please see “Compensation Discussion and Analysis” below.
Our Board has affirmatively determined that each of Ms. Burleson and Messrs. Fernandez- Moreno, Roberts and Wall meets the definition of “independent director” in accordance with NYSE listing standards, including the heightened independence requirements applicable to compensation committee members. Each of Ms. Burleson and Messrs. Fernandez-Moreno, Roberts and Wall qualifies as a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

2026 Proxy Statement	11

NOMINATING, GOVERNANCE, AND SUSTAINABILITY COMMITTEE
MEMBERS: Douglas J. Wall (Chair) Bruce E. Cope Luis Fernandez- Moreno Robin H. Fielder
PRINCIPAL RESPONSIBILITIES:
The Nominating, Governance, and Sustainability Committee assists our Board in identifying, evaluating, and recommending potential qualified nominees to serve as members of our Board, recommending committee members and structure, and advising our Board about corporate governance processes and practices. Additionally, the Nominating, Governance, and Sustainability Committee assists in advising our Board with support for Select’s sustainability efforts and providing oversight of our sustainability initiatives, as discussed below.
Our Board has affirmatively determined that each of Ms. Fielder and Messrs. Cope, Fernandez-Moreno and Wall meets the definition of “independent director” in accordance with NYSE listing standards.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance
During 2025, the Board met five times, the Audit Committee met four times, the Compensation Committee met four times, and the NG&S Committee met three times. Each of our directors attended at least 75% of the Board and applicable committee meetings on which that director served during 2025. We encourage all of our directors and nominees for director to attend the Annual Meeting; however, attendance is not mandatory. All of our directors attended the 2025 Annual Meeting, and all of the directors are expected to attend the Annual Meeting this year.
Code of Business Conduct and Ethics
The Board has adopted a code of business conduct and ethics (the “Code of Business Conduct and Ethics”) that applies to all directors, officers, and employees, including our principal executive officer, principal financial officer and principal accounting officer. The purpose of the Code of Business Conduct and Ethics is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us; and to promote compliance with all applicable rules and regulations that apply to us and our officers. Any waiver or amendment of this code may be made only by our Board and will be promptly disclosed on our website within four business days following the date of the amendment or waiver. The Code of Business Conduct and Ethics is available at investors.selectwater.com/corporate-governance.
Corporate Governance Guidelines
The Board has adopted corporate governance guidelines (“Corporate Governance Guidelines”) in accordance with the corporate governance rules of the NYSE. The Corporate Governance Guidelines are available at investors.selectwater.com/corporate-governance.
Stockholder and Interested Party Communications with the Board of Directors
Should stockholders and interested parties wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “WTTR Stockholder — Board Communication” or “WTTR Stockholder — Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Company’s Corporate Secretary will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (i) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication and (ii) the communication falls within the scope of matters generally

12	Select Water Solutions

considered by the Board. If the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s Corporate Secretary may forward the communication to the executive officer or chair of the committee to which the matter has been delegated. If requested, any questions or comments will be kept confidential to the extent reasonably possible. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.
Non-Employee Director Compensation
We believe that attracting and retaining qualified non-employee directors is critical to the future value of our growth and governance. Each of our non-employee directors is eligible to receive cash and equity compensation in accordance with our director compensation program. As Chief Executive Officer, Mr. Schmitz does not receive any compensation for his service on the Board.
During 2025, the cash retainers payable to our non-employee directors were as follows:
•
Annual cash retainer of $70,000;

•
Supplemental retainer of $20,000 for the chair of the Audit Committee;

•
Supplemental retainer of $15,000 for the chair of the Compensation Committee;

•
Supplemental retainer of $10,000 for the chair of the NG&S Committee; and

•
Supplemental retainer of $20,000 for the Lead Director.

Non-employee directors are also eligible for annual grants of restricted shares generally subject to a one-year vesting period with an aggregate value of $150,000 at the date of grant. In accordance with our director compensation program, each of our non-employee directors were granted 17,422 restricted shares on May 1, 2025 that will vest on May 1, 2026.
As discussed above under “Compensation Discussion and Analysis — Other Compensation-Related Guidelines and Policies — Stock Ownership and Retention Guidelines,” our non-employee directors are subject to certain stock ownership and retention requirements. Board members are also reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their services to Select. Additionally, we purchase and maintain directors’ and officers’ liability insurance for, and provide indemnification to, each member of our Board.
2025 Director Compensation Table
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	TOTAL ($)
Gayle L. Burleson	$89,441	$147,739	$237,180
Richard A. Burnett(2)	$114,441	$147,739	$262,180
Bruce E. Cope	$70,000	$147,739	$217,739
Luis Fernandez-Moreno	$74,441	$147,739	$222,180
Robin H. Fielder	$74,441	$147,739	$222,180
Timothy A. Roberts	$70,000	$147,739	$217,739
Troy W. Thacker(3)	$28,095	—	$28,095
Douglas J. Wall	$84,441	$147,739	$232,180

(1)
The amounts in this column reflect the aggregate grant-date fair value of the restricted shares granted in 2025, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures, based on the closing price of our Class A common stock on May 1, 2025, the date of grant, of $8.48. The aggregate number of unvested restricted shares held by each of our non-employee directors as of December 31, 2025 is 17,422.

(2)
Mr. Burnett serves as the Lead Director of the Company.

(3)
The fees reported in the director compensation table for Mr. Thacker reflect only the board and committee meeting fees he received while serving as a director through the 2025 annual meeting of stockholders, at which point his term expired.

2026 Proxy Statement	13

PROPOSAL 1 —
ELECTION OF DIRECTORS

The Board currently consists of eight directors. At the recommendation of the NG&S Committee, the Board has nominated the following slate of seven director nominees: John D. Schmitz, Gayle L. Burleson, Bruce E. Cope, Richard A. Burnett, Luis Fernandez-Moreno, Robin H. Fielder, and Timothy A. Roberts for election as directors to serve until our 2027 Annual Meeting or until their respective successors are duly elected and qualified. Douglas J. Wall has not been put forward to stand for re-election to the Board at the Annual Meeting, but will continue to serve as a director until the Annual Meeting, at which time his term will expire. Effective as of the Annual Meeting, our authorized number of directors on the Board will be reduced to seven.
All such nominees named above have indicated a willingness to serve as directors but should any of them decline or be unable to serve, proxies may be voted for another nominee as a substitute by the Board. There are no family relationships among the Company’s directors and executive officers.
The following information is furnished with respect to each of the nominees of the Board, including information regarding their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the NG&S Committee and the Board to determine that the nominees should serve as our directors.
Biographical information for each nominee is contained in the “Board of Directors’ Nominees” section below.
Vote Required
The election of directors in this Proposal 1 requires the affirmative vote of a plurality of the votes cast in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Neither withhold votes nor broker non-votes will have any effect on the outcome of voting on director elections. “Plurality” means that the individuals who receive the highest number of votes cast “FOR” are elected as directors.

Our Board recommends a vote “FOR” the election of each nominee.
Board of Directors’ Nominees
The following table provides summary information about each of the director nominees standing for election to the Board for a one-year term expiring on the date of our 2027 Annual Meeting. The nominees for director, each of whom has consented to serve, if elected, are as follows:
NAME	AGE	POSITION
John D. Schmitz	65	Chairman of the Board, President, and Chief Executive Officer
Gayle L. Burleson	60	Independent Director
Richard A. Burnett	52	Lead Independent Director
Bruce E. Cope	66	Independent Director
Luis Fernandez-Moreno	64	Independent Director
Robin H. Fielder	45	Independent Director
Timothy A. Roberts	46	Independent Director

14	Select Water Solutions

JOHN D. SCHMITZ
COMMITTEES • None OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Appointed President and Chief Executive Officer on January 2021, and has served as Chairman of the Board since January 2020.

•
Previously served as our Executive Chairman from November 2017 until December 2019. Prior to the Company’s combination with Rockwater Energy Solutions, Inc. (“Rockwater”) in November 2017 (the “Rockwater Merger”), Mr. Schmitz served as our Chief Executive Officer and Chairman from November 2016 and served as the Chief Executive Officer and Chairman of SES Holdings, LLC (“SES Holdings”) since we were originally founded as Peak Oilfield Services, LLC and began operations in 2007.

•
Served as the North Texas Division Manager for Complete Production Services, Inc. (“Complete”) (formerly NYSE: CPX) before its sale to Superior Energy Services, Inc. (NYSE: SPN) in February 2012. Mr. Schmitz’s involvement with Complete originated when his initial oilfield services holding company, BSI Holdings, Inc., was recapitalized by SCF Partners, L.P. in 2003 and was rebranded underneath the Complete Energy Services, Inc. umbrella. Mr. Schmitz founded Brammer Supply, Inc., the predecessor to BSI Holdings, Inc., in 1983 and spent the 20 years thereafter growing the Company, both organically and through acquisitions, into an integrated wellsite service provider with over 16 locations in North and East Texas, Oklahoma and Louisiana.

•
Responsible for the founding and subsequent recapitalization of Allied Production Solutions, LP, a production surface tank equipment manufacturer, which ultimately merged into Forum Energy Technologies, Inc. (NYSE: FET) in August 2010.

•
Founder and President of: (i) B-29 Family Holdings, LLC, the family office representing the business interests of Mr. Schmitz, (ii) B-29 Investments, LP, the private equity arm of Mr. Schmitz’s family office, and (iii) Sunray Capital, LP, a subsidiary of B-29 Investments, LP that contains privately held interests in various oil and gas investments. Through Mr. Schmitz’s oversight of these investment holding companies, he has been instrumental in the successful closing of numerous upstream and midstream transactions including the sales of property packages across the Barnett, Eagle Ford, and Fayetteville basins to EOG Resources, Inc., Chesapeake Energy Corporation, and XTO Energy Inc., respectively, and the sale of Cimmarron Gathering, LP, a natural gas pipeline company, to Copano Energy, LLC (formerly NASDAQ: CPNO).

•
Became the Chief Executive Officer of Endurance Lift Holdings, LLC, in January 2020, which is the holding company for Bell Supply Company, LLC and Endurance Lift Solutions, LLC. Bell Supply Company is a retailer and distributor of parts and supplies for the oil and gas industry. Endurance Lift Solutions focuses on a variety of different types of artificial lift offerings.

•
Serves on the board of multiple private oil and gas companies, and currently serves as Chairman of Silver Creek Exploration III, LLC.

We believe Mr. Schmitz, as our founder and a main driving force behind our success to date, has successfully grown our company through his vision, leadership skills and business judgment. He is an asset to our Board and the appropriate person to serve as our Chairman of the Board.

2026 Proxy Statement	15

GAYLE L. BURLESON
COMMITTEES • Compensation (Chair) OTHER PUBLIC COMPANY BOARDS • Atlas Energy Solutions Inc. (NYSE: AESI)
BACKGROUND
•
Has served as a member of our Board since June 2021.

•
Over 30 years of experience in the oil and gas industry, primarily with exploration and production companies.

•
Most recently with Concho Resources Inc. (NYSE: CXO) as the Senior Vice President of Business Development and Land and held that position until Concho’s acquisition by ConocoPhillips (NYSE: COP) in January 2021. She was employed for 15 years at Concho Resources in various roles and capacities with ever increasing leadership responsibilities.

•
Prior to joining Concho Resources in 2006, served in a number of engineering and operations positions of increasing responsibility at BTA Oil Producers, Mobil Oil Corporation, Parker & Parsley Petroleum Company, and Exxon Corporation.

•
Ms. Burleson received a B.S. in Chemical Engineering from Texas Tech University.

We believe Ms. Burleson is well-qualified to serve on our Board given her more than 30 years of experience in the oil and gas industry, primarily with exploration and production companies. She brings deep U.S. shale and Permian Basin expertise and has held roles with increasing leadership responsibility over her career. Her combination of technical, operational and executive experience, together with her public company board service, enhances our Board’s oversight of our strategy and operations.
RICHARD A. BURNETT
COMMITTEES • Audit (Chair) OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Has served as a member of our Board since November 2016 and our Lead Director.

•
Currently serves as the President and Chief Executive Officer of Silver Creek Exploration III, LLC, a privately held company focused on direct investments in non-operated working interests and royalties. Previously, Mr. Burnett served in the same roles at Silver Creek Oil & Gas, LLC, beginning in November 2019.

•
Previously served as the Chief Financial Officer of Covey Park Energy, a private exploration and production company sponsored by Denham Capital, from June 2017 to October 2019.

•
Prior to joining Covey Park, served as Chief Financial Officer of Double Eagle Energy Holdings II, a U.S. onshore exploration and production partnership with Apollo Natural Resource Partners from August 2016 until its sale to

16	Select Water Solutions

Parsley Energy, Inc. during the first half of 2018. Prior to Double Eagle Energy Holdings II, Mr. Burnett served as Vice President, Chief Financial Officer and Chief Accounting Officer at EXCO Resources, Inc., a publicly traded U.S. onshore exploration and production company, from November 2013 through August 2016.
•
From 2002 to November 2013, was at KPMG LLP, an international accounting firm, serving as a Partner beginning in 2007. Starting in June 2012, Mr. Burnett served as the Partner in charge of the Energy Audit Practice within the Dallas/Ft. Worth Business Unit. Prior to joining KPMG LLP in 2002, Mr. Burnett spent time at Arthur Andersen LLP and Marine Drilling Companies, Inc.

•
Mr. Burnett received a B.B.A. in Accounting from Texas Tech University.

•
Mr. Burnett served on the Board of Directors and as the Chairman of the Audit Committee for US Well Services, Inc., (NYSE: USWS) from 2018 through its sale in November 2022 and served on the board of directors for Ranger Oil Corporation (NYSE: ROCC) from to October 2021 to June 2023 when it was sold to Baytex Energy Corp.

We believe Mr. Burnett’s extensive experience in capital formation and upstream oil and gas operations provides valuable financial and operational insight to our Board. He also brings important financial management, accounting and public company expertise. His service as our Lead Independent Director further strengthens our governance and makes him well-qualified to serve on our Board.
BRUCE E. COPE
COMMITTEES • Audit • Nominating, Governance, and Sustainability OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Has served as a member of our Board since January 2025.

•
Previously served as the Senior VP/Chief Accounting Officer at Hunt Consolidated Inc., a privately held exploration and production company, from 1993 to 2020.

•
Before joining Hunt, he held various positions of increasing responsibility at Pacific Enterprises Oil Company USA from 1988 to 1993 and Frates Enterprises from 1984 to 1988.

•
He has been involved with various professional organizations, including as a Board Member of the Dallas Petroleum Club from 2017 to 2019, including the role of Secretary in 2019, Past Advisory Board Member for the Institute of Petroleum Accounting at North Texas State University, Committee Member for the Energy Special Interest Group at Financial Executives International, and Member of the UT Dallas Institute for Excellence in Corporate Governance.

•
Mr. Cope received recognition from D-CEO Magazine as Controller of the Year for Large Private Companies in 2016.

•
Mr. Cope began his career with KMG Main Hurdman (now KPMG) where he worked as an Auditor from 1981 to 1984.

•
Mr. Cope holds a Bachelor of Business Administration degree in Accounting from Harding University and a Master of Business Administration degree from Oklahoma State University.

•
He is also an active Certified Public Accountant (CPA) in Arkansas.

We believe Mr. Cope’s decades of experience as a senior finance executive provide important financial and audit expertise to our Board. He has deep experience in accounting, financial reporting and internal controls and has held leadership roles with increasing responsibility over his career. This background makes him well-qualified to serve on our Board and as a member of the Audit Committee.

2026 Proxy Statement	17

LUIS FERNANDEZ-MORENO
COMMITTEES • Compensation • Nominating, Governance, and Sustainability OTHER PUBLIC COMPANY BOARDS • Ingevity Corporation (NYSE: NGVT)
BACKGROUND
•
Has served as a member of our Board since May 2022.

•
Currently has served as a board member of Ingevity Corporation (NYSE: NGVT), a products and technologies company, since October 2024. Served as Interim CEO of Ingevity from October 2024 to April 2025.

•
Currently serves as sole manager of Strat and Praxis, LLC (“Strat and Praxis”), a business and management consulting firm specializing in design of corporate strategy, development of processes, and organizational design, since May 2018.

•
Prior to founding Strat and Praxis, served as Senior Vice President of Ashland Company until February 2017, with responsibilities as president of its Chemicals group since April 2015. Mr. Fernandez-Moreno previously served as president of Ashland Specialty Ingredients from 2013 to 2015, and as president of Ashland Water Technologies from 2012 to 2013. Before joining Ashland, Mr. Fernandez-Moreno was executive vice president of HTH Water Products & Wood Protection for Arch Chemicals, Inc. from 2010 to 2011.

•
Spent approximately 25 years at Rohm & Haas Company until it was acquired by Dow Chemical Company, after which he managed the newly formed Dow Coatings Materials business until 2010.

•
Mr. Fernandez-Moreno serves as a director of Huber Engineered Materials and Hasa, Inc. and is a member of the Director’s Council at the University of Pennsylvania Museum of Archeology and Anthropology. Mr. Fernandez- Moreno previously served on the boards of Ascensus Specialties and OQ Chemicals.

•
Mr. Fernandez-Moreno received his B.S. in Chemical Engineering from Universidad Iberoamericana in Mexico City, Mexico and is a graduate from the University of Pennsylvania Wharton Management Program.

We believe Mr. Fernandez-Moreno’s significant global chemical and industrial experience provides valuable perspective on our Chemical Technologies segment and broader business. He has extensive strategic and operational expertise from leading complex international operations and portfolios. These experiences make him well-qualified to serve on our Board.

18	Select Water Solutions

ROBIN H. FIELDER
COMMITTEES • Audit • Nominating, Governance, and Sustainability OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Has served as a member of our Board since November 2022.

•
Currently serves as Chief Commercial Officer, Midstream, overseeing the unregulated natural gas portfolio at Kinder Morgan, Inc. (NYSE: KMI), a North American energy infrastructure company, since September 2025.

•
Served as the Executive Vice President, Low Carbon Strategy and Chief Sustainability Officer of Talos Energy Inc. (NYSE: TALO), an independent exploration and production company, from December 2021 through March 2024 where she oversaw ESG and sustainability initiatives and reporting obligations. She also served as the lead executive for Talos’ carbon capture and sequestration portfolio and business segment, Talos Low Carbon Solutions, which was divested to TotalEnergies.

•
Prior to joining Talos in December 2021, served as President, Chief Executive Officer and Director of the general partner of Noble Midstream Partners LP beginning in October 2020 after serving as its President and Chief Operating Officer, with Ms. Fielder’s appointment to such role in January 2020.

•
Previously served as President, Chief Executive Officer, and Director of the general partners of Western Midstream Operating LP (formerly Western Gas Partners LP) and Western Midstream Partners LP (NYSE: WES) (formerly Western Gas Equity Partners LP) from January 2019 to August 2019, and as President and Director of the general partners from November 2018 to January 2019.

•
Served as Senior Vice President, Midstream of Anadarko Petroleum Corporation from November 2018 to August 2019. Prior to these positions, Ms. Fielder served in positions of increasing responsibility at Anadarko, including Vice President, Investor Relations from September 2016 to November 2018, Midstream Corporate Planning Manager from December 2015 to September 2016, Director, Investor Relations from June 2014 to December 2015 and General Manager, Carthage/North Louisiana from June 2013 to June 2014. Prior to serving in these roles, Ms. Fielder held various exploration and operations engineering positions at Anadarko in both the U.S. onshore and the deepwater Gulf of Mexico.

•
Serves as a member of the PRAGMA (enabling a pragmatic approach to the Energy Transition through Investment, Technology, Talent and Advocacy) energy advisory board, the Women Corporate Directors and National Association of Corporate Directors, and has served as a member of the board of directors of the Greater Houston March of Dimes since 2019. She is also a member of the executive council of the KBH Energy Center at the McCombs School of Business at the University of Texas at Austin.

•
Ms. Fielder holds a Bachelor of Science in Petroleum Engineering from Texas A&M University and is a registered Professional Engineer in the State of Texas and a member of the Society of Petroleum Engineers.

We believe Ms. Fielder’s extensive experience in the energy industry, including her leadership roles in the midstream sector and prior executive positions across the energy value chain, provides the Board with valuable operational and commercial insight. She also brings meaningful expertise with sustainability matters. These experiences make her well-qualified to serve on our Board.

2026 Proxy Statement	19

TIMOTHY A. ROBERTS
COMMITTEES • Audit • Compensation OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Has served as a member of our Board since January 2025.

•
Currently serves as Chief Executive Officer and Partner of Iron Horse Midstream, LLC (previously Cardinal Midstream III, LLC), a company that provides natural gas gathering, processing, compression, treating, and transmission services, since May 2017.

•
Previously held positions of increasing responsibility within the Iron Horse & Cardinal Midstream Family of Companies, including Chief Financial Officer & Partner at Cardinal Midstream II, LLC, and Vice President — Finance at Cardinal Midstream, LLC from April 2009 to April 2013.

•
Before joining Iron Horse & Cardinal Midstream, he worked at American Capita Ltd.’s Energy Group from July 2006 to April 2009, progressing from Associate to Vice President.

•
Started his career in investment banking as a Senior Analyst at Wachovia Energy Investment Banking Group in Houston from September 2003 to July 2006.

•
Began his professional journey as an Audit Associate at KPMG LLP Assurance and Advisory Services in Houston from September 2002 to August 2003.

•
Mr. Roberts holds a Master in Professional Accounting (MPA) from The University of Texas at Austin, McCombs School of Business, graduating summa cum laude, and a Bachelor of Arts in Business Administration, Accounting and Philosophy from the University of Notre Dame, graduating magna cum laude.

We believe Mr. Roberts’ significant experience as a midstream executive and entrepreneur provides valuable insight into our customers, markets and infrastructure opportunities. He has led and grown midstream businesses and held senior commercial and leadership roles over his career. This industry knowledge and executive leadership experience make him well-qualified to serve on our Board.
SUSTAINABILITY AND CORPORATE RESPONSIBILITY
We are committed to a corporate strategy that not only supports the long-term viability of our business model but does it in a manner that focuses on and protects our people, our customers, the environment, and the communities in which we operate. Whether it’s about uniting our teams around providing safe and efficient end-to-end water solutions, creating sustainable partnerships with our customers, integrating and expanding large infrastructure networks, or being good stewards for our surrounding communities, our business is all about fostering connections. Whether it’s molecules or pipelines or people, we are all connected by water.

20	Select Water Solutions

We believe this focus helps our customers achieve their short-term and long-term sustainability goals, helps us attract and retain top talent, and furthers our efforts to generate stockholder returns. We believe our commitment to foster a culture of corporate responsibility is an important part of being a company with operations spanning the contiguous United States. Further, we believe being a good corporate steward is strategic to our ability to grow and will better allow us to develop solutions that both address the needs of our customers and contribute to sustainable business practices.
As a leader in the water solutions industry, we place the utmost importance on the safe, environmentally-responsible management of water throughout its lifecycle. Additionally, we believe that responsibly managing water resources through our operations helps conserve and protect the environment in the communities in which we operate. This is paramount to our continued success and sustained growth. We have identified the following four priorities as part of our comprehensive corporate responsibility initiative: Environmental Consciousness; Health and Safety; Human Capital Management; and Community Outreach. As a solutions provider, we compete with various competitors based on certain factors, including safety and operational performance, technological innovation, process efficiencies and reputational awareness. We believe there is a strong link between these corporate responsibility initiatives and our ability to provide value to our customers and to our industry.
Sustainability-Linked Credit Facility
In January 2025, SES Holdings and Select Water Solutions, LLC (“Select LLC”) entered into a new five-year senior secured sustainability-linked credit facility (“Sustainability-Linked Credit Facility”), which initially provides for $300 million of revolving commitments and $250 million of term loan commitments that replaced our previous sustainability-linked credit facility. Under the Sustainability-Linked Credit Facility, the interest rate margin and the facility fee rates are subject to adjustments based on Select LLC’s performance of specified sustainability target thresholds with respect to (i) total recordable incident rate (“TRIR”), as the Employee Health and Safety Metric and (ii) barrels of produced water recycled at permanent or semi-permanent water treatment and recycling facilities owned or operated, as the Water Stewardship Metric, in each case, subject to limited assurance verification by a qualified independent external reviewer. The adjustment for the interest rate margin is a range of plus and minus 2.5 basis points for each of the Employee Health and Safety Metric and the Water Stewardship Metric, and the adjustment for the fee margin is a range of plus and minus 0.5 basis points for each of the Employee Health and Safety Metric and the Water Stewardship Metric, subject to the mechanics under the Sustainability-Linked Credit Facility. The threshold for TRIR and barrels of produced water recycled in 2025 were 0.80 and 207.0 million barrels, respectively. The target for TRIR and barrels of produced water recycled in 2025 were 0.70 and 211.5 million barrels, respectively. In 2025, we outperformed the target for each metric with a TRIR of 0.36 and approximately 246.7 million barrels of produced water recycled at our fixed facilities, achieving the maximum downward adjustment to our interest rate margin and fee margin.
Environmental Consciousness
As a public company whose primary focus is on the management of water and water logistics supporting the energy industry, we acknowledge our crucial role in responsibly handling water resources. Accordingly, the importance of water stewardship through our operations, including our growing water recycling efforts to help conserve fresh water and protect the environment, is integral to our continued success and sustained growth. We view our unique position as an opportunity to transform water management by leveraging all our business lines to develop innovative produced water management solutions that increase our customers’ ability to reuse produced water, adding value to their operations.
For example, our Company was founded with a focus on water transfer through temporary and permanent pipeline, which substantially reduced the industry’s use of traditional trucking services for water transfer operations, thereby significantly reducing emissions generated by semi-trucks moving water and reducing the level of truck traffic on the roads in the areas in which we operate. We estimate that we eliminate approximately 4,000 truckloads of water during a single well completion job using our temporary and permanent pipeline solutions. We also work diligently to implement sustainability initiatives when possible that reduce our environmental footprint. It is with this same spirit that we continue to innovate our practices today and into the future.
Our choice of environmentally friendly chemicals in our processes is another example. Our chemical technologies business routinely utilizes non-detectable solvents, which replace nonylphenol ethoxylates with alcohol ethoxylates, and replacing crude oil-derived raw materials with cleaner, natural gas derived materials. The practices have been developed to allow for extended use of produced water and the reuse of produced water without the need for extensive reconditioning measures.
While we are proud of what we have accomplished, we are constantly striving to improve in these areas. We regularly interact with local, state, and federal governments in order to promote compliance with applicable laws, and we aim to develop partnerships with officials to enhance the responsible use of natural resources as oil and gas development matures.

2026 Proxy Statement	21

Environmental Highlights
Responsible Water Management and Conservation —  We believe water is a valuable resource and understand that the energy industry is competing for this resource. As a company, we continue to provide access to water of all types as demanded by our customers, however, we have significantly increased our focus on the recycling and reuse of produced water, to meet the energy industry’s internal water demand and align our operations with the sustainability goals of our customers. By doing so, we strive to both reduce the industry usage of fresh water and reduce the amount of produced water being injected into saltwater disposal wells.
In 2025, we recycled 332 million barrels of produced water across all fixed facilities and mobile solutions, representing a 18% growth rate as compared to 2024. We recycled 247 million barrels of produced water at our fixed facilities, representing a 17% outperformance of our 2025 Water Stewardship Metric associated with our Sustainability-Linked Credit Facility. Furthermore, in addition to our recycling efforts, we collectively treated and conditioned over 331 million additional barrels of water prior to use in the hydraulic fracturing process, an 18% increase as compared to 281 million barrels of water treated and conditioned in 2024. A majority of our water transfer jobs in the Permian Basin now transport produced water or treated produced water and we believe recycling and reuse will continue to grow as a percentage of satisfying water demand in our industry in the coming years. We have meaningfully supplemented our capabilities and solutions through organic investment and acquisitions during 2025 and will continue to do so in the years ahead.
Advancing Produced Water Transfer Through Tideline® Layflat Hose — Produced water creates unique challenges for traditional layflat hoses, including higher temperatures, elevated total dissolved solids, dispersed oil, and exposure to harsh surface conditions at the wellsite. In 2023, we began a multi-year initiative to redesign layflat hose specifically for produced water applications, focusing on improved chemical resistance, durability and UV performance to better withstand the demands of modern completions. Our Tideline® next-generation layflat hose incorporates an enhanced liner and outer jacket system engineered to reduce tears, pinhole leaks and premature failures in produced water service. As of the end of 2025, we had deployed more than 100 miles of Tideline® in key basins, with the goal of reducing spill risk, extending service life and supporting safer, more sustainable water logistics for our customers.
Significantly Reducing Trucking Requirements — Our Company was developed with a focus on water transfer through temporary and permanent pipeline infrastructure, which can substantially reduce the industry’s use of traditional trucking services for water transfer operations, thereby significantly lowering emissions, improving safety performance and reducing environmental dangers. An average well in the Permian Basin may use as much as 500,000 barrels of water when being completed, which is the equivalent of nearly 4,000 truckloads of water. Over the course of a single three-mile water transfer job, our services displace the need for these trucks to travel approximately 24,000 miles, significantly reducing truck traffic and associated hazards while also eliminating the consumption of approximately 4,000 gallons of diesel fuel and thereby also eliminating the related emissions.
Automation Through AquaView® — Automation services are a growing focus of our Company. AquaView® is our full suite of automated water transfer and treatment solutions, which are capable of being monitored and adjusted in real time without the need for employees to physically drive to the job location. Automation creates additional efficiencies for water services equipment, burning less fuel than non-automated equipment and responding more quickly to any threatened risk or actual release of fluids. This response not only helps to mitigate the results of any release, but it also can reduce the likelihood of certain releases of water by reading tank levels and automatically responding when certain thresholds are met. AquaView® is more cost efficient than non-automated systems, reducing the manpower required by our operations and decreasing the risk of human error. Further, utilizing automation in our chemical treatment solutions allows us to implement these same efficiency and emission reduction efforts across other areas of our operations, while also optimizing the water quality and chemical specificity associated with our treatment and blending solutions. Our ability to provide fully automated solutions reduces costs to our customers, increases our efficiencies, enhances the safety of our employees, and reduces the likelihood of releasing contaminated fluids into the environment.
Air Quality and Emissions Management — With a large workforce constantly on the move, we focus on reducing emissions and improving the efficiency of our operations. We use tools such as idle-reduction alerts, more efficient fuel choices and equipment configurations, and engineering support to optimize water transfer operations and reduce unnecessary fuel use and associated emissions. We are also required by various governmental agencies to obtain permits, licenses, and certificates with respect to our operations, and we operate under laws and regulations such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Clean Air Act, the Clean Water Act, and the Resource Conservation and Recovery Act. In connection with our previously disclosed Clean Air Act

22	Select Water Solutions

agreement, we have implemented a Clean Air Act compliance program, which we believe supports our commitment to complying with applicable environmental emissions requirements and reducing emissions intensity across our operations.
Lower Emission Intensity Source of Power — We have continued to adapt and adjust our standard practices in the field to deliver the same or better results with less emissions. For example, we have implemented a standard practice of making line power a priority for any existing and new fixed facilities and supplementing with natural gas-based power where line power is not available. Additionally, where local infrastructure allows, we have begun to utilize more electric pumps on water transfer jobs which both reduce emissions, reduce noise pollution, and improve safety on site.
To learn more, please read our most recent Sustainability Report at https://www.selectwater.com/sustainability.
Health and Safety
We emphasize the safety of our employees and the execution of our operations, including rigorous safety training for our employees and the development of a variety of safety programs designed to make us a market leader in safety standards. We believe this is one of the key tenets of a successful sustainability strategy. Our employees are the reason we believe we are a leader in the water management and chemical solutions businesses, and their safety and well-being is a top priority. We continuously strive to develop and maintain systems to safeguard people, property, and the environment. Our employees are trained in current worksite safety procedures as well as how to work safely with certified, properly maintained equipment. We take pride in the initiatives and programs we implement and the improvements we have seen from such efforts. These efforts are instrumental in fostering strong and lasting relationships with our customers and attracting and retaining talented personnel. Our environmental, health and safety group supports our efforts to minimize incidents and improve our safety incident rates by identifying and implementing critical controls, developing standardized procedures, and delivering technical training and communications across the workforce.
Health and Safety Highlights
Learning Management System — The Select Learning Management System (“LMS”) enhances our employee operating and safety training. The LMS has several applications and is tailored to respond to training logistical challenges associated with having geographically diverse operations, complementing instructor-led training, and giving our employees opportunities to be successful. Our Safety Leadership Seminar (“SLS”) was created internally for employees and supervisors to help them take the next step in becoming a safety leader. The LMS and SLS provide our employees with an awareness of all the latest safety processes and initiatives we implement across the organization.
Safe Driving Technology — Select initiated a program to implement safe driving technology in our Company-provided vehicles driven by employees. This technology provides real-time audio coaching which guides our employees on driving improvements, as well as an alert system used to help monitor journey management, speed, distracted driving, seat belt use, acceleration, braking, forward impact, close following, fatigue and turning. This technology not only helps prevent accidents, but it also assists the Company in understanding what safety issues drivers face most so that our training can be tailored to be as effective as possible.
Select’s Life Saving Rules — Select’s Life Saving Rules is built around the hazard energy wheel but specifically personalized to highlight the elements we want our employees focused on prior to and during day-to-day tasks. These Life Saving Rules — “Drive Safely,” “Zero Energy,” “Bypassing Safety Controls,” “Valid Work Permits,” “Trained and Competent,” and “Safe Mechanical Lifting” — aid in the prevention or mitigation of life-altering incidents. Select’s Life Saving Rules are an integral part of our WATER Core Values with the “W” representing “Working Safe.”
Select’s Safety Recognition Program — Our Safety Recognition Program (“SRP”) was implemented in 2016 to enhance our safety culture by driving positive recognition and rewarding proactive participation. Using a five-tier medallion system, the SRP is designed to recognize employees who demonstrate commitment to a safe work environment and exhibit safety leadership. Once an employee is nominated by a supervisor or a member of the HSE team for a safety medallion, he or she is evaluated and awarded based on the level of safety leadership exhibited. Recipients of all five medallion tiers are eligible to participate in the Annual SRP Event where select recipients will be eligible to win various prizes. This program highlights the high value we place on safety and incentivizes an emphasis on safety within our operations.
Select has also included a safety target, TRIR, as its Employee Health and Safety Metric in its Sustainability-Linked Credit Facility, which impacts the interest rate margin and fee margin thereunder. The TRIR threshold and target for 2025 in

2026 Proxy Statement	23

Select’s Sustainability-Linked Credit Facility were 0.80 and 0.70, and we outperformed the target with a TRIR of 0.36. The following chart shows TRIR and our lost time incident rate (“LTIR”) from 2017 to present:

SELECT WATER SOLUTIONS, INC. - SAFETY METRICS
TRIR
LTIR
MVIR
0.95
0.21
1.15
0.72
0.31
0.65
0.23
0.13
0.31
0.32
0.16
0.88
0.66
0.19
0.82
0.62
0.20
0.37
0.44
0.16
0.57
0.54
0.25
0.34
0.36
0.19
0.43
2017
2018
2019
2020
2021
2022
2023
2024
2025

Through these and similar initiatives, programs and training processes, our Company continues to focus on the safety of people, property, and the environment. While the above results are promising, we continue to strive to be a market leader in safety practices.
Human Capital Management
Attracting, retaining, and developing the talent needed to address current and future business needs is a key component of our human capital strategy. We invest in our workforce by offering competitive wages and benefits, working to create a strong company culture, and engaging our talent. We believe we have an industry-leading safety program, featuring a robust Safety Recognition Program, that makes our Company an attractive place to work. Our goal is to reduce turnover and increase employee retention. Through these efforts and other initiatives discussed below, we were able to maintain a low turnover rate of approximately 15% in 2025 for employees with a tenure of one year or more. Continued low turnover has been driven by ongoing improvements in our recruiting program and employee-centric initiatives that are designed to create an environment where employees can thrive long-term.
Core Values — Select has come a long way in the past decade — growing our organization and advancing technologies to become the premier water management company. Everything we do is connected by WATER, including our values & guiding principles. Working Safe, Accountability, Teamwork, Excellence and Respect (“WATER”) are the foundation on which we successfully execute our mission to deliver operational excellence and develop sustainable water management and chemistry solutions every day.
Drops of Excellence — To help build a strong company culture, our Drops of Excellence employee recognition program acknowledges and celebrates employees’ successes. At Select, we believe that many drops of excellence can create a wave of impact. Drops of Excellence is the highest recognition award for our employees, and the recipients of such recognition represent the best of the best across the Company. Drops of Excellence nominations are submitted by regional leadership and recognize individuals that have made significant contributions to our success and to serving our customers.
Develop Talent In-House — We recognize the importance of succession planning and the long-term benefit of improved engagement. Our Company has an online employee job portal that allows employees to apply for open positions quickly

24	Select Water Solutions

and easily within the Company, whether it be a change of location, a promotion, or a new position in a different service line. In some service lines where career progression can be easily mapped, job progression is outlined allowing an employee to visualize the path necessary to achieve job competency, mastery, and promotion. We also offer training to support the roll-out of new initiatives and skills required for growth.
Select Family Fund — Select Cares is our program for giving — both to the community and our employees. The Select Cares Family Fund was established in 2020 to support employees facing unexpected crises. Each relief fund granted is made possible by the generous donations of employees through payroll deductions and matched annually by Select. In 2025, there were a total of 18 wishes granted for fellow employees or their families, totaling more than $74,500.
Inclusion Initiatives — Select recognizes the many benefits of having an inclusive workforce and strives to provide equal employment opportunities. By fostering a culture of inclusivity and equal opportunity, we aim to create a workplace that not only values the differences among our employees but also leverages these unique perspectives to drive innovation, creativity, and overall success. We strive for Select to be an employer of choice for talented individuals from all walks of life. Select provides employee resources such as handbooks, procedures, and training in more than one language and continually looks for ways to be more inclusive and tap into the talent of our workforce.
Focus on Communication and Job Performance — From organizational announcements to quarterly leadership updates and employee initiatives, company-wide communication helps employees be successful and informed in their roles. A key part of this effort is encouraging employees to align their efforts with Select’s priorities by communicating company goals and participating in individual goal setting. Performance against employees’ goals is reviewed and rated annually to support ongoing development and growth at Select.
Community Outreach
Community Relations — Select believes it must take a proactive role in creating a dialogue with landowners, communities, operators, local agencies, and state agencies in areas where oil and gas activities occur. We view each of these constituents as a partner to our Company and have identified the following areas of focus as we foster these partnerships: minimize our footprint; drive top-level performance while holding our team to a higher standard; strengthen our partnerships with landowners and customers in the areas in which we operate; minimize downtime and disruption; and cultivate long-term relationships with landowners and our customers to expedite resolution of issues in an efficient manner.
Emergency Relief Funds — When disaster strikes close to home, we do our best to assist the community in its recovery by creating a funding account and contributing man hours toward recovery efforts. For example, in the aftermath of Hurricane Harvey in Houston, Texas we donated recovery funds consisting of employee donations and a company match to various organizations throughout the area and contributed countless hours of volunteer services in the recovery efforts.
By contributing our time and resources, we help to build stronger communities and create a better environment for our employees, customers, and communities. Today, more than ever, our customers need solutions that meet the most rigorous operational demands while doing so in an environmentally sound manner and Select remains committed to delivering those solutions.

2026 Proxy Statement	25

PROPOSAL 2 —
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has engaged Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and is seeking ratification of such appointment by our stockholders at the Annual Meeting. Grant Thornton LLP has audited our financial statements and/or those of our predecessor since 2016. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Vote Required
The approval of this Proposal 2 requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

Our Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Grant Thornton LLP as Select Water Solutions’ independent registered public accounting firm for fiscal year 2026.

Principal Accountant Fees and Services
The following table provides information regarding the aggregate fees incurred by the Company from Grant Thornton LLP during the last two years:
	2025	2024
Audit Fees(1)	$2,053,104	$2,069,552
Audit-Related Fees(2)	$263,913	$30,000
Tax Fees	—	—
All Other Fees	—	—
Total	$2,317,017	$2,099,552

(1)
Audit fees represent amounts billed for each of the years presented for professional services rendered in connection with those services normally provided in connection with statutory and regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)
Audit-related fees represent amounts billed in connection with a quality of earnings review performed in connection with a transaction and an attestation engagement required by certain contractual provisions.

Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm and pre-approved all the fees reported above. This policy is set forth in the charter of the Audit Committee, which is available at investors.selectwater.com/corporate-governance.

26	Select Water Solutions

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board is responsible for independent, objective oversight of the Company’s accounting functions and internal control over financial reporting. During 2025, the Audit Committee was composed of four directors, each of whom is independent as defined by the NYSE listing standards. Through February 2025, the Audit Committee was composed of Mses. Burleson and Fielder and Messrs. Burnett and Thacker, and following February 2025 was composed of Ms. Fielder and Messrs. Burnett, Cope and Roberts. The Audit Committee operates under a written charter approved by our Board, which is available at investors.selectwater.com/corporate-governance.
Management is responsible for the Company’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon. The independent auditor is also responsible for performing an independent audit of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
Grant Thornton LLP served as the Company’s independent auditor during 2025 and was appointed by the Audit Committee to serve in that capacity for 2026 (and we are seeking ratification by the Company’s stockholders at this Annual Meeting of such appointment). Grant Thornton LLP has served as the Company’s independent auditor since prior to its initial public offering in 2017.
In connection with these responsibilities, the Audit Committee met with management and the independent auditor to review and discuss the audited consolidated financial statements for the year ended December 31, 2025 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025. The Audit Committee also discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
The Audit Committee also received the written disclosures and the letter from the independent auditor required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditor that firm’s independence.
Based upon the Audit Committee’s review and discussions with management and the independent auditor referred to above, the Audit Committee recommended to our Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 18, 2026.
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any other filings under the Exchange Act or the Securities Act of 1933 except to the extent we specifically incorporate it by reference to such filing.
Audit Committee of the Board of Directors,
RICHARD A. BURNETT, CHAIR
BRUCE E. COPE, MEMBER
ROBIN H. FIELDER, MEMBER
TIMOTHY A. ROBERTS, MEMBER

2026 Proxy Statement	27

PROPOSAL 3 —
NON-BINDING, ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As a publicly traded company, we are required by Section 14A of the Exchange Act to offer our stockholders an opportunity to cast an advisory, non-binding, vote on the compensation of our Named Executive Officers, as disclosed in this Proxy Statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (commonly called a “say on pay” vote). This vote is not intended to address any specific item of compensation, but rather the compensation of Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Although the vote is non-binding, we value constructive feedback from our stockholders on executive compensation and other important matters, and the Board and the Compensation Committee will consider the voting results when making future compensation decisions.
Our Compensation Committee, which is responsible for approving (or recommending to the Board for approval) the compensation payable to the executive officers of the Company, has designed our executive compensation program to link a substantial portion of each executive’s realized compensation to the achievement of the Company’s performance objectives as well as to align realized compensation with changes in the value of stockholders’ investments.
In connection with your vote on this proposal, we urge you to read the Summary Compensation Table and other related compensation tables and narratives that follow (excluding the Pay Versus Performance Table and related narratives), which provide detailed information on the compensation of our Named Executive Officers. Our Compensation Committee and our Board believe that the policies and procedures articulated in these sections of this Proxy Statement are effective in achieving our goals.
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. Consistent with stockholder support at our 2025 Annual Meeting of Stockholders, our Board’s current policy is to hold annual say-on-pay votes, and thus, we expect that we will conduct our next say-on-pay vote at the 2027 Annual Meeting of Stockholders.
Vote Required
The approval of this Proposal 3 requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

Our Board recommends that you vote “FOR” the approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers.

28	Select Water Solutions

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following persons are the executive officers of the Company. Biographical information for Mr. Schmitz, our Chairman of the Board, President, and Chief Executive Officer, is included above with the director biographies.
NAME	AGE	POSITION
John D. Schmitz	65	Chairman of the Board, President, and Chief Executive Officer
Christopher K. George	39	Executive Vice President and Chief Financial Officer
Michael C. Skarke	44	Executive Vice President and Chief Operating Officer
Michael J. Lyons	42	Executive Vice President, Chief Strategy & Technology Officer
Cody J. Ortowski	49	Executive Vice President, Business and Regulatory Affairs
Robert A. Wilson	38	Senior Vice President, General Counsel, and Chief Compliance Officer
Christopher K. George, Executive Vice President and Chief Financial Officer — Mr. George has served as Executive Vice President and Chief Financial Officer since March 2024. Mr. George previously served as Senior Vice President, Corporate Development, Investor Relations & Sustainability from January 2022 to March 2024. Mr. George also recently served as Treasurer of the Company from May 2018 until March 2022. Since joining Select in January 2012, Mr. George has served in a variety of roles of increasing responsibility, including as Vice President, Investor Relations and Senior Director, Corporate Finance & Investor Relations. Prior to joining Select, Mr. George spent a number of years in the Global Energy Investment Banking Group at UBS Investment Bank, where he focused on public equity and debt capital raises and M&A advisory work within the energy industry. Mr. George attained both his Bachelor of Business Administration in Accounting from the Business Honors Program and his Master in Professional Accounting from the McCombs School of Business at the University of Texas at Austin.
Michael C. Skarke, Executive Vice President and Chief Operating Officer — Mr. Skarke has served as Executive Vice President and Chief Operating Officer since April 2021, and previously served as our Executive Vice President of Corporate Development, Sales, and Operational Support since April 2020, our Executive Vice President, Water Infrastructure since March 2019, and the Executive Vice President, Water Solutions beginning with the Rockwater Merger in November 2017. Prior to the Rockwater Merger, Mr. Skarke served in various positions for the Company since June 2009, including Vice President of Water Solutions from 2013 to 2017 and Treasurer from 2012 to 2013. Prior to joining the Company, Mr. Skarke was an Assistant Vice President for Amegy Bank from June 2005 to June 2009, where he focused on debt financing solutions for public and private oilfield service companies. Mr. Skarke received a B.S. in Finance from the University of Texas at Austin.
Michael J. Lyons, Executive Vice President, Chief Strategy & Technology Officer — Mr. Lyons has served in the Executive Vice President and Chief Strategy Officer role since August 2023. In this role he is responsible for the development, coordination, and delivery of overall corporate strategy and individual segment strategies to accelerate growth, enhance value delivery, and increase shareholder return. Mr. Lyons has also served as the Interim Chief Technology Officer from January 2024 until May 2024, when the interim designation was removed. In this role he is responsible for corporate IT platforms, cybersecurity, data engineering & analytics, field operating technology & ticketing systems, and Select’s research & development program. Prior to joining Select, Mr. Lyons spent more than 20 years in the energy industry in both management consulting and front-line engineering and operations. Mr. Lyons joins Select after 18 years with BCG Houston where he was a Managing Director & Partner focused in delivering transformational strategies and large-scale value delivery programs across the oil and gas, oilfield services, and chemicals industries. He was responsible for over 85 successful client engagements accounting for more than $10 billion of recurring annual value for his clients. He was also a leader within BCG X (BCG’s digital solutions entity) and a member of BCG’s North America Climate & Sustainability Leadership Team. Prior to BCG, Mr. Lyons held various positions at Lyondell Equistar across planning, engineering & front-line operations and various environmental, health and safety positions at the Anheuser-Busch brewery in Houston. Mr. Lyons holds a Bachelor of Science in Chemical Engineering from Rice University (with honors) and an MBA from Harvard University.
Cody J. Ortowski, Executive Vice President, Business and Regulatory Affairs — Mr. Ortowski has served as Executive Vice President, Business and Regulatory Affairs since the Rockwater Merger in November 2017. Prior to the

2026 Proxy Statement	29

Rockwater Merger, Mr. Ortowski served as our President since we were incorporated in November 2016 and as President of SES Holdings since September 2014. He joined SES Holdings’ predecessor in 2007, serving as the Vice President of Operations and was promoted to Executive Vice President and Chief Operating Officer in 2011. He joined the Company in connection with our acquisition of Impact Energy Services, LLC, a water transfer company he co-founded in 2004. Prior to founding Impact, Mr. Ortowski worked for 14 years for Pumpco Energy Services, Inc., a stimulation and cementing company headquartered in Gainesville, Texas, where he served as Vice President of Stimulation Services. While serving as Vice President of Stimulation Services, Mr. Ortowski was instrumental in growing Pumpco’s operations throughout the Barnett Shale of North Texas and expanding into other U.S. markets. Mr. Ortowski received a B.B.A. in Financial Management from Abilene Christian University.
Robert A. Wilson, Senior Vice President, General Counsel, and Chief Compliance Officer — Mr. Wilson has served as Select’s Senior Vice President, General Counsel and Chief Compliance Officer since March 2026. Prior to joining Select, Mr. Wilson served in various roles at Patterson-UTI Energy, Inc. from November 2017 through March 2026, including as Assistant General Counsel from March 2022 through March 2026. Prior to Patterson-UTI, Mr. Wilson served as an attorney at Vinson & Elkins L.L.P., where his practice focused on capital markets transactions, corporate governance and mergers and acquisitions, primarily in the oil and gas industry. Mr. Wilson holds a B.B.A. in Accounting and a B.A. in the Plan II Honors Program, both from the University of Texas at Austin, and a J.D. from Harvard Law School.
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) provides information regarding the compensation of our Named Executive Officers (“NEOs”), including the objectives, principles, policies, and practices of our executive compensation program. Our NEOs for the year ended December 31, 2025, were as follows:
NAME	PRINCIPAL POSITION
John D. Schmitz	Chairman of the Board, President, and Chief Executive Officer
Christopher K. George	Executive Vice President and Chief Financial Officer
Michael C. Skarke	Executive Vice President and Chief Operating Officer
Michael J. Lyons	Executive Vice President, Chief Strategy & Technology Officer
Cody J. Ortowski	Executive Vice President, Business and Regulatory Affairs

Executive Summary
Our executive compensation program is structured to achieve a number of objectives, including:
•
aligning executive interests with our long-term strategy and those of our stockholders;

•
tying a significant portion of compensation directly to our operating and financial performance and execution of strategic objectives;

•
enabling us to attract and retain high performing executives through competitive pay practices; and

•
aligning pay and performance in a way that is transparent and understood by all executives and stockholders.

This CD&A provides detail on how our Company achieves these objectives and best aligns our NEO interests with those of our stockholders.
2025 Performance Highlights
Select Water Solutions delivered strong performance in 2025, demonstrating resilience and growth in a challenging market environment, including:
•
generated full year 2025 consolidated revenue of $1.41 billion;

•
delivered Water Infrastructure full year 2025 revenues of $313 million, up 8% year-over-year;

30	Select Water Solutions

•
increased recycled produced water volumes by 18% as compared to 2024;

•
achieved Chemical Technologies full year 2025 revenues of $308 million, up 19% year-over-year;

•
realized full year 2025 operating cash flow of $215 million; and

•
expanded contract portfolio of long-term dedication and right-of-first refusal agreements, adding more than 950,000 acres under leasehold or right-of-first-refusal dedication.

2025 Executive Compensation Highlights
Our 2025 executive compensation decisions reflect our strong performance and commitment to aligning pay with stockholder interests:
•
Annual Bonus Payout — Based on our 2025 performance, the Compensation Committee determined an annual bonus funding level of up to 94.1% of target for our NEOs. Actual incentive payouts, which may differ from this funding level based on individual performance and other factors, are described under “Annual Cash Incentives — 2025 Annual Incentive Payouts” below.

•
Vesting of 2023 PSUs — The performance share units (PSUs) granted in 2023 based on relative return on assets (ROA) performance vested at 124% of target, and PSUs based on Free Cash Flow (FCF) performance vested at 90% of target over the three-year performance period ending December 31, 2025.

•
2025 LTI Design Changes — For the 2025 long-term incentive (LTI) awards, we removed relative Return on Assets (ROA) and absolute Total Shareholder Return (TSR) and replaced it with relative Total Shareholder Return (TSR) as compared to a peer group with a modifier tied to absolute TSR performance.

These compensation decisions and program enhancements reinforce our pay-for-performance philosophy and commitment to creating long-term stockholder value.
2025 Compensation Components
Our executive compensation program consists of the following key components and are detailed below:
PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION PROGRAM		ATTRACT/ RETAIN/ MOTIVATE	PAY FOR PERFORMANCE	STOCKHOLDER ALIGNMENT
Base Salary	Salary is an essential factor in attracting and retaining qualified personnel.	✓
Annual Cash Incentives
Performance-based, short-term cash incentive opportunity that incentivizes the creation of stockholder value through achievement of the following metrics:
•
Adjusted EBITDA;

•
FCF;

•
Safety;

•
Environmental and sustainability performance; and

•
Other strategic goals.

		✓	✓	✓
Long-Term Incentives
Equity incentive compensation that promotes alignment with stockholders by tying executive compensation to creation of long-term stockholder value and encouraging executives to build meaningful equity ownership stakes through a combination of time-based awards and performance-based awards subject to Relative and Absolute TSR performance
		✓	✓	✓

2026 Proxy Statement	31

Compensation Governance Best Practices
We follow good governance practices that our Compensation Committee believes are in the best interests of our stockholders. These practices include the following:

✓
Emphasize at-risk pay and pay for performance

✓
Maintain robust stock ownership guidelines

✓
Engage an independent compensation consultant

✓
Perform annual risk assessments of compensation programs

✓
A significant portion of long-term incentives are performance-based and all long-term incentives are impacted by changes in stock price

✓
Underwater stock options may not be repriced or exchanged without stockholder approval

✓
No dividends are paid on unearned performance-based equity awards and dividends on unvested time-based equity awards are subject to the same vesting conditions

✓
No NEOs receive significant perquisites or guaranteed annual bonuses

✓
Executives and employees are prohibited from hedging our securities

✓
Upon a change in control, no NEO is entitled to single-trigger cash payments or tax gross-ups

✓
Maintain a clawback policy applicable to all NEOs

What Guides Our Compensation Structure
Compensation Philosophy
We generally reference the middle range of our competitive market for base salaries and target incentive opportunities, and the Compensation Committee maintains a focus on pay-for-performance and compensation in the form of equity awards to leverage the Company’s ability to attract, retain, and motivate key talent. The structure of our executive compensation program, including base pay and “at-risk” compensation (short- and long-term incentives), is intended to achieve the following objectives:
•
Align executive interests with the interests of our stockholders and our long-term strategy while discouraging undue risk taking by emphasizing long-term equity-based incentives and requiring executives to retain a significant portion of these incentives earned over time in common stock;

•
Foster a pay-for-performance culture by tying a significant portion of compensation directly to Select’s operating and financial performance and execution of strategic objectives, including annual operating performance and FCF, and linking a portion of compensation to individual performance, including accomplishment of strategic goals that align with company goals. A large percentage of target compensation is “at risk” (84% for our Chief Executive Officer (“CEO”) and an average of 73% for the other NEOs) and performance-related (51% for the CEO and an average of 47% for the other NEOs), as shown below:

32	Select Water Solutions

•
Attract and retain high performing executives through competitive pay practices (including equity), considering relevant market pay for similarly situated companies in our industry and other factors; and

•
Align pay outcomes with performance in a way that is transparent and understood by all stakeholders through clear and complete disclosure of executive compensation policies and practices, including alignment of certain metrics to strategy.

The Compensation Committee regularly reviews and considers the effectiveness of the Company’s existing compensation programs and modifies such programs or develops new programs to better effectuate the Compensation Committee’s compensation objectives.
Compensation Setting Process
FEBRUARY/MARCH	MAY	AUGUST	DECEMBER

•
Review & certify
prior year
performance

•
Approve any base salary adjustments

•
Establish financial
and operational
targets for annual
incentive program

•
Grant annual
long-term incentive
awards

	• Compensation risk assessment • Annual assessment of compensation consultant independence • Review performance against incentive plans	• Approve peer group for benchmarking for following year compensation levels • Review Compensation Committee charter and compensation policies	• Review peer group benchmarking • Establish target annual incentives for the next year • Approve design of incentive programs for the next year
Role of the Compensation Committee — The Compensation Committee has ultimate responsibility for reviewing, evaluating, and approving all compensation and awards to the NEOs. The Compensation Committee on its own reviews the performance and compensation of the CEO and approves his level of compensation. The Compensation Committee may choose to gather input from the other members of the Board and may engage in discussions with other persons and advisors as it deems appropriate. For the other NEOs, the Compensation Committee approves each element of compensation following its review of the recommendations made by the CEO. The Compensation Committee also annually approves a number of shares that may be granted in the form of equity-based awards under the 2024 Plan by the CEO to certain non-executive officer employees, generally based on recommendations from the CEO and after consultation with the Compensation Committee’s independent compensation consultant.
Role of the Chief Executive Officer — Our CEO evaluates the performance of all NEOs other than himself and makes compensation recommendations to the Compensation Committee. The CEO’s recommendations are based on several factors, including individual performance evaluations, business results, and general information related to compensation at other public companies. In consultation with the CEO, the Compensation Committee has final approval over the compensation to be paid to the executive officers. Either as a director of the Company or in his role with management, the CEO is regularly invited to attend meetings of our Compensation Committee. Additionally, certain members of management may also be invited to attend selected meetings of our Board or Compensation Committee. Following each such meeting, the CEO and, if applicable, any other invited member of management, is excused from non-management executive sessions of our Board or Compensation Committee, as applicable. The CEO does not participate in the Compensation Committee’s determination of his own compensation.
Role of the Independent Compensation Consultant — In May 2024, the Compensation Committee engaged Meridian Compensation Partners (“Meridian”) as its independent compensation consultant. Meridian is directly engaged by the Compensation Committee to provide advice and information regarding:
•
Compensation philosophy and practices;

•
Peer group composition;

•
Compensation program design;

•
Short-term and long-term incentive plan administration; and

2026 Proxy Statement	33

•
Competitive compensation analysis for executive officers and non-employee directors.

With respect to non-employee director compensation, the independent compensation consultant reviews the Company’s philosophy and practices regarding general Board compensation, committee compensation, committee chair compensation, and non-employee director equity award programs. In connection with these reviews, the independent compensation consultant provides the Compensation Committee with comparative market assessments of executive and non-employee director compensation levels, including information relative to compensation trends and prevailing practices. The Compensation Committee meets regularly in executive session with its independent compensation consultant outside the presence of management.
The Compensation Committee regularly reviews the services provided by its outside consultants and, after considering all relevant factors, including the factors listed in Section 303A.05(c)(iv) of the New York Stock Exchange Listed Company Manual, believes that Meridian is independent in providing executive compensation consulting services. The Compensation Committee monitors the independence of its compensation consultant on a periodic basis. Based on these reviews and this monitoring, the Compensation Committee is not aware of any conflict of interest that has been raised by the work performed by Meridian during 2025.
Role of Market Data — Our Compensation Committee relies in part, but not exclusively, on market data from its independent compensation consultants in determining appropriate levels of pay for our NEOs. Market data provided by Meridian in late 2024 included data from our peer group and other broader industry executive compensation data sources. The Compensation Committee reviews the composition of our peer group on an annual basis and, after consultation with its independent compensation consultant, revises the group as it deems appropriate. The information from the compensation peer group is used to help define the competitive market for executive pay in similarly situated companies in our industry for each of our NEOs, to the extent available, and information from compensation surveys more generally helps define the competitive market for executive pay for our other NEOs for which peer group information is unavailable.
Meridian employed the following general approach when analyzing our 2025 peer group:
1.
Focused the pool of potential peer companies on publicly-traded companies that operate in similar businesses to Select including oilfield services, midstream, and water and other infrastructure services. Meridian also reviewed direct competitors identified by management, companies identified as peers by our competitors, and companies listed in shareholder advisor reports.

2.
Screened out potential additions based on a combination of the following:

•
Company size — Considered current enterprise value, market capitalization, assets, and revenues with a focus on companies within 1∕4 to 4x Select’s Enterprise Value as executive compensation levels are generally correlated with company financial size.

•
Financial/ Operating/ Business — Considered factors such as type of business, structure, geographic footprint, and corporate office location to ensure that peers are operating in similar areas or are located in areas where direct competition for executives is more pronounced.

As a result of their review, the compensation consultant recommended, and our Compensation Committee approved, the removal of Forum Energy Technologies, Inc., KLX Energy Services Holdings, Inc. and Nine Energy Services, Inc. and the addition of Atlas Energy Solutions Inc., CECO Environmental Corp., and Solaris Oilfield Infrastructure, Inc. The following 15 peers comprised our compensation peer group for 2025:
• Archrock, Inc.	• Helmerich & Payne, Inc.	• ProPetro Holding Corp.
• Aris Water Solutions, Inc.	• Liberty Energy Inc.	• RPC, Inc.
• Atlas Energy Solutions Inc.	• NPK International Inc.	• Solaris Oilfield Infrastructure, Inc.
• Cactus, Inc.	• Oil States International, Inc.	• TETRA Technologies, Inc.
• CECO Environmental Corp.	• Patterson-UTI Energy, Inc.	• U.S. Silica Holdings, Inc.(1)

(1)
U.S. Silica Holdings, Inc. was removed from our peer group in 2025 following its acquisition by funds managed by affiliates of Apollo Global Management and its resulting transition to a privately held company.

Say-on-Pay Vote.   Based on the results of the proposal regarding the frequency of future say-on-pay votes at our 2024 Annual Meeting of Stockholders, where our stockholders expressed a preference for an annual vote, our Board has determined that we will hold an annual say-on-pay vote. Our stockholders continue to express overwhelming support for our executive compensation program, with approximately 98% of our stockholders supporting our 2025 say-on-pay

34	Select Water Solutions

proposal. Our Compensation Committee values the input of our stockholders and considered their support of the 2025 say-on-pay proposal when reviewing executive compensation programs and practices.
2025 Executive Compensation Program
Base Salary
Each NEO’s base salary is a fixed component of compensation and does not vary depending on the level of performance achieved. Base salaries are determined for each NEO based on individual roles and responsibilities, internal equity, and positioning relative to similarly situated executives in our peer group. Our Compensation Committee reviews the base salaries for each NEO annually as well as at the time of any promotion or significant change in job responsibilities, and in connection with each review, our Compensation Committee considers individual and company performance over the course of the applicable year. Based on a recommendation from management, the Committee determined not to increase salaries for any of our NEOs for 2025.
The base salary for 2025 of each of our NEOs employed as of December 31, 2025, as established by our Compensation Committee, is as follows:
NAME	BASE SALARY (AS OF 12/31/2024)	BASE SALARY (AS OF 12/31/2025)	PERCENTAGE INCREASE
John D. Schmitz	$800,000	$800,000	0%
Christopher K. George	$410,000	$410,000	0%
Michael C. Skarke	$390,000	$390,000	0%
Michael J. Lyons	$390,000	$390,000	0%
Cody J. Ortowski	$365,000	$365,000	0%
Annual Cash Incentives
Annual cash incentives for our NEOs are provided through our Short-Term Incentive Plan (“STI Plan”) and are structured to reward achievement relative to annual financial, operational, and individual performance objectives. Our Compensation Committee reviews and approves the annual cash incentive awards for each NEO based upon performance achievements established by the Compensation Committee at the beginning of the year. Our Compensation Committee established the target 2025 annual cash incentive awards for our NEOs based on the level of responsibility and ability to impact our overall results, as well as consideration of market pay practices. The target annual equity awards for 2025 were unchanged from 2024 targets. Each NEO’s 2025 target annual incentive, as a percentage of each NEO’s base salary as in effect on February 14, 2025 is set forth below:
NAME	2025 TARGET ANNUAL INCENTIVE (% OF BASE SALARY)
John D. Schmitz	115%
Christopher K. George	80%
Michael C. Skarke	80%
Michael J. Lyons	80%
Cody J. Ortowski	80%

The Compensation Committee annually evaluates the appropriate performance metrics, and relative weighting of those metrics, for our STI Plan based on financial goals, operational goals, and strategic plans for the Company.. For the 2025 annual cash incentive awards, the Compensation Committee selected the below metrics, which are based on fully consolidated Company results for each of our NEOs. These weightings were unchanged from the 2024 annual cash incentive plan.

2026 Proxy Statement	35

WEIGHT	PERFORMANCE METRIC

Adjusted EBITDA(1):   Adjusted EBITDA is a core measure of our operating performance that excludes the impact of financing decisions, tax structure, non-cash charges, and unusual or non-recurring items. It enables the Compensation Committee to assess how effectively management is driving the underlying earnings power of the business from period to period, independent of capital structure and accounting decisions. Because Adjusted EBITDA is widely used by investors and analysts to value companies in our industry, delivering on our Adjusted EBITDA goals and growing sustainable Adjusted EBITDA over time is intended to support long-term stockholder value creation.

Free Cash Flow (FCF)(2):   Free cash flow is a key indicator of the cash our business generates that is available to reinvest in growth, reduce debt, and return capital to stockholders. By focusing on free cash flow, the Compensation Committee encourages disciplined working capital management and capital expenditure decisions that support our long-term strategy. Consistently generating strong free cash flow provides us with the flexibility to fund strategic investments, pursue value-enhancing transactions, and maintain a strong balance sheet, which we believe are important drivers of stockholder value over time.

Safety:   Based on TRIR, which is calculated as total number of recordable incidents multiplied by 200,000 divided by total number of hours worked by all employees, and LTIR, which is calculated as total number of lost time incidents multiplied by 200,000 divided by total number of hours worked by all employees. If the TRIR target is achieved, the payout percentage for this metric may be increased by up to 20%.These measures reflect our commitment to protecting our employees and contractors and to maintaining a strong safety culture, which we believe is fundamental to operational excellence and long-term stockholder value. If the TRIR target is achieved, the payout percentage for this metric may be increased by up to 20% to reinforce outperformance on this key operational priority.

Environmental and Sustainability:   Based on recycled water volumes, which is calculated as the volume metered and received into our water recycling facilities that is ultimately put back to reuse. This metric supports our strategy of minimizing our environmental footprint, promoting responsible water stewardship, and enhancing our license to operate in the communities where we work, which we believe are important to sustainable value creation.

Strategic Individual Goals:   Accomplishment of strategic goals that are aligned to the overall company goals and within the NEO’s areas of responsibility. Tying a portion of incentive opportunity to these individualized objectives allows the Compensation Committee to recognize leadership in advancing critical initiatives — such as growth, operational efficiency, customer relationships, talent development, or transformation projects — that directly support our long-term business strategy and stockholder interests.

(1)
Consolidated earnings before interest, taxes, depreciation, and amortization (“EBITDA”), plus/(minus) loss/(income) from discontinued operations, plus any impairment and abandonment charges or asset write-offs, plus non-cash losses on the sale of assets or subsidiaries, non-recurring compensation expense, non-cash compensation expense, and other non-recurring or unusual expenses or charges, including severance expenses, transaction costs, or facilities-related exit and disposal-related expenditures, plus/(minus) foreign currency losses/(gains), plus/(minus) losses/ (gains) on unconsolidated entities and plus tax receivable agreements expense less bargain purchase gains from business combinations.

(2)
Calculated based on our cash flow from operations, determined in accordance with generally accepted accounting principles (“GAAP”) or on a non-GAAP basis consistent with our practices (as determined by our Compensation Committee), as net cash provided by (used in) operating activities less purchases of property and equipment, plus proceeds received from sale of property and equipment. For additional information regarding our use of non-GAAP financial measures, including free cash flow, see ‘Forward-Looking Statements and Website References’ in this Proxy Statement.

The following table sets forth threshold, target and maximum performance goals established by the Compensation Committee with respect to the company-wide Adjusted EBITDA, Free Cash Flow, safety and environmental metrics, as well as our actual achievement with respect to those performance metrics. If threshold performance is not achieved on any metric, no payout is earned for that metric. If threshold financial performance is achieved, then 50% of the target annual incentive awards will be earned by the NEOs, and if maximum financial performance is achieved under the STI Plan, then 200% of the target annual incentive awards will be earned by the NEOs. The payout percentage for safety performance ranges from 100% (threshold and target) to 120% (maximum) of the target annual incentive awards, and the payout percentage for environmental and sustainability performance ranges from 50% (threshold) to 120% (maximum). There is an opportunity for safety and environmental and sustainability payouts above the 120% maximum and Strategic Individual Goals above 100% when Adjusted EBITDA exceeds a 120% and 100% payout, respectively.

36	Select Water Solutions

Company-Wide Metrics
PERFORMANCE METRIC	THRESHOLD	TARGET	MAXIMUM	2025 ACTUAL PERFORMANCE	PERCENT OF TARGET METRIC EARNED		WEIGHT	PERCENT OF TARGET BONUS EARNED
Adjusted EBITDA(1)	$195.6 mm	$279.4 mm	$335.3 mm	$260.3 mm	88.7%	x	40%	35.5%
FCF(1)	$23.0 mm	$45.9 mm	$68.9 mm	$40.7 mm	88.6%	x	30%	26.6%
Safety					120.0%	x	5%	6.0%
TRIR	—	0.66	—	0.36
LTIR	—	0.24	0.20	0.19
Recycled Water Volumes	105.8 mmbbls	211.5 mmbbls	253.8 mmbbls	327.2 mmbbls	120.0%	x	5%	6.0%

(1)
2025 Adjusted EBITDA target was adjusted down by $0.8 million, FCF target was adjusted down by $0.8 million, and FCF performance results were adjusted by $105.3 million to account for non-budgeted, board-approved capital projects and divestiture-related impacts, including non-recurring severance and transaction-related expenses.

Strategic Individual Goals
In determining each NEO’s discretionary individual achievement, the Compensation Committee considered each NEO’s individual contributions to our overall performance during 2025, including successes such as individual achievements, continual development, refining, and execution of the strategic vision for the Company and overall performance of managed departments.
•
the NEOs’ leadership in expanding the Water Infrastructure and Chemical Technologies segments, resulting in 8% and 19% year-over-year revenue growth, respectively, as compared to 2024;

•
the NEOs also excelled in operational management, growing recycled produced water volumes by 18% during 2025 and further demonstrated by record-low TRIR; and

•
the successful implementation of strategic expansion initiatives, including securing multiple new long-term contracts for pipeline gathering, recycling and disposal infrastructure projects, with approximately $240 million in new infrastructure capital expenditures committed during 2025 for deployment across 2025 and 2026.

The Committee approved a 20% payout for Strategic Individual Goals based on several specific accomplishments, including securing important new long-term contracts, expanding our infrastructure footprint, and advancing key initiatives within each NEO’s areas of responsibility. The Committee also considered that the timing of the financial contribution of certain of these projects for the Company did not meaningfully contribute during 2025, along with other relevant business and market factors, and, as a result, exercised its discretion to approve Strategic Individual Goal payouts at levels below the approved 20% factor.
These accomplishments demonstrate the NEOs’ commitment to driving Select Water Solutions’ strategic goals and overall performance, justifying the Compensation Committee’s decision on the Strategic Individual Goals payout.
2025 Annual Incentive Payouts
While we delivered record revenue and modest Adjusted EBITDA growth in 2025, we did not fully achieve our internal financial targets, and resulting Company-wide financial metric achievement under the STI Plan was below target, which reduced overall annual incentive payouts for our NEOs.

2026 Proxy Statement	37

Based on the results above, the Compensation Committee approved the following STI Plan payments:
NAME	TARGET BONUS	COMPANYWIDE METRICS ACHIEVEMENT (WEIGHTED)		INDIVIDUAL ACHIEVEMENT (WEIGHTED)		TOTAL PERCENT OF TARGET EARNED	APPROVED 2024 ANNUAL INCENTIVE PAYOUT
John D. Schmitz	$920,000	74.1%	+	14%	=	88.1%	$810,152
Christopher K. George	$328,000	74.1%	+	12%	=	86.1%	$282,277
Michael C. Skarke	$312,000	74.1%	+	12%	=	86.1%	$268,507
Michael J. Lyons	$312,000	74.1%	+	12%	=	86.1%	$268,507
Cody J. Ortowski	$292,000	74.1%	+	12%	=	86.1%	$251,295

Long-Term Incentives
2025 Annual Grants

Our Compensation Committee reviews and approves annual equity awards for each NEO. For 2025, these awards were granted under our 2024 Equity Incentive Plan (the “2024 Plan”). Our Compensation Committee uses equity awards to align the executives’ interests with those of our stockholders, retaining our high performing executives and focusing executives on those long-term measures that are critical to long-term Company performance. The 2025 grants were comprised 50% of time-based restricted shares that vest ratably over three years and 50% of performance share units (“PSUs”) that vest based on the Company’s relative TSR performance over a three-year performance period with an absolute TSR modifier. Our Compensation Committee selected relative TSR, with an absolute TSR modifier, as the performance metrics for the 2025 PSUs because they:
•
Align compensation with stockholder returns by tying payouts to the Company’s total shareholder return performance;

•
Emphasize relative outperformance versus peers, across business cycles; and

•
Apply an absolute TSR modifier to ensure payouts reflect the Company’s underlying share price performance.

The value of the 2025 annual grants to our NEOs for 2025 are set forth below, which may differ slightly from the grant-date fair values reported under “2025 Executive Compensation Tables — 2025 Grants of Plan-Based Awards” below as a result of rounding, the use of a Monte Carlo simulation to determine the grant-date fair value of the TSR PSUs, and our use of a twenty-day trading average to size awards. This methodology helps to smooth out short-term stock price fluctuations and provides a more stable basis for determining award sizes.
Following a thorough review of market data to ensure our executive compensation remains competitive and aligned with industry standards, the Compensation Committee did not adjust target grant values as a percentage of base salary

38	Select Water Solutions

for 2025. This approach reflects our commitment to maintaining an effective and market-responsive compensation strategy that attracts and retains top talent while aligning executive interests with those of our shareholders.
NAME	2025 RESTRICTED SHARES (50% OF GRANT) ($)	2025 TSR PSUS (50% OF GRANT) ($)	2025 TOTAL ($)
John D. Schmitz	$1,580,000	$1,580,000	$3,160,000
Christopher K. George	$389,500	$389,500	$779,000
Michael C. Skarke	$370,500	$370,500	$741,000
Michael J. Lyons	$370,500	$370,500	$741,000
Cody J. Ortowski	$346,750	$346,750	$693,500

TSR PSUs
The TSR PSUs will become earned based on our Annualized Total Shareholder Return over the three-year performance period beginning January 1, 2025 and ending December 31, 2027 as compared to the following peer companies (the “Performance Peer Group”):
• Alerian Midstream Energy Index	• Liberty Energy Inc.	• RPC, Inc.
• Aris Water Solutions, Inc.	• NGL Energy Partners LP	• Summit Midstream Corporation
• Atlas Energy Solutions Inc.	• Patterson-UTI Energy, Inc.	• TETRA Technologies, Inc.
• Helmerich & Payne, Inc.	• ProFrac Holding Corp.	• VanEck Oil Services ETF
• KLX Energy Services Holdings, Inc.	• ProPetro Holding Corp.
• Kodiak Gas Services, Inc.	• Ranger Energy Services, Inc.
Annualized TSR for the Company and for each member of the Performance Peer Group is calculated by the following formula:
For purposes of the formula, the share price is determined based on the volume-weighted average price per share for the 20 consecutive trading days preceding the beginning and end of the performance period. The amount of dividends and other distributions declared on a share of stock during the performance period will be treated as if it were reinvested in the Company as of the applicable ex-dividend date.
To determine the Company’s ranking for the performance period, TSR will be calculated for the Company and each entity in the Performance Peer Group. The entities will be arranged by their respective TSR (highest to lowest) and the rank of the Company within the Performance Peer Group will be determined.

2026 Proxy Statement	39

Achievement of the TSR PSUs at the end of the three-year performance period is determined based on the following table:
Level of Achievement	Relative TSR (Percentile Rank versus Performance Peer Group)	Annualized Absolute TSR is Less than or Equal to 15% and Greater than or Equal to 0%*	Annualized Absolute TSR is Greater than 15%	Annualized Absolute TSR is Less than 0%
Maximum	≥ 80th Percentile	200%	200%	100%
Target	55th Percentile	100%	100%	100%
Threshold	25th Percentile	50%	50%	50%
Below Threshold	<25th Percentile	0%	50%	0%

Results of the 2023-2025 PSUs
During 2023, each of our NEOs received grants of Relative ROA PSUs and FCF PSUs with three-year performance periods ending December 31, 2025. The terms of these awards are described in our proxy describing 2023 compensation.
With respect to the Relative ROA PSUs, our ROA of 10.5% ranked 5 out of the 12 members of the performance peer group (adjusted to remove members of the performance peer group that were acquired or otherwise no longer publicly traded prior to December 31, 2025) and our total shareholder return over the performance period was 22.72%. As a result of the positive total shareholder return and Relative ROA ranking over the three-year period, the target PSUs earned equaled 124% of the target award.
Under the FCF PSUs, the following table sets forth the target FCF per share for each year during the performance period, the actual FCF per share achieved for each year, and the resulting FCF Performance Percentage, which resulted in 90% of the target FCF PSUs becoming earned, as determined by our Compensation Committee. The FCF used in the per-share calculation is consistent with the FCF definition outlined in the STI Plan.
YEAR	FCF TARGET	ACTUAL FCF	FCF PERFORMANCE PERCENTAGE(1)
2023	$1.51	$1.41	—
2024	$0.85	$0.83	—
2025	$0.38	$0.34	—
TOTAL	$2.74	$2.57	90%

(1)
This column represents the percentage of equity awards that vest based on meeting service requirements where vesting is contingent on free cash flow performance targets. The percentage shown indicates the proportion of awards that become available to the recipient over time, not the actual level of free cash flow performance achieved.

Other Compensation Elements
Employment Agreements — In May 2023, we entered into an employment agreement with Mr. Schmitz, which provides for an initial term ending December 31, 2025, with automatic renewals for successive one-year periods unless either party provides at least 60 days advance written notice of non-renewal. The employment agreement with Mr. Schmitz provides for an annualized base salary of $800,000, a target annual incentive of 115% of his base salary and eligibility to receive annual equity awards. We also maintain an employment agreement with Mr. Skarke that provides for an initial term of three years, with automatic renewals for successive one-year periods unless either party provides at least 60 days advance written notice of non-renewal. Our other NEOs are not party to an employment agreement.
The employment agreements contain certain restrictive covenants, including provisions that prohibit, with certain limitations, the NEO from competing with the Company and its affiliates, soliciting any of the Company’s or its affiliates’

40	Select Water Solutions

customers, or soliciting or hiring any of the Company’s or its affiliates’ employees or inducing them to terminate their employment with the Company and its affiliates. These restrictions will generally apply during the term of the NEO’s employment with the Company and for one year following the termination date. The employment agreements each provide for severance payments and benefits upon certain qualifying terminations of employment, as described below under “2025 Executive Compensation Tables — Potential Payments Upon Termination or Change in Control.”
Severance Agreements — In October 2025, we entered into severance agreements with each of our NEOs other than Mr. Schmitz (each, a “Severance Agreement”). The Severance Agreements provide the NEOs with certain severance benefits in connection with a termination of employment under certain circumstances, including in connection with a “Change in Control.”
Under the Severance Agreements, in the event of (i) a termination of the NEO’s employment by the Company without “Cause” or (ii) a termination of the NEO’s employment by the NEO for “Good Reason” (as defined in the Severance Agreement) (each, a “Qualifying Termination”), the NEO will be entitled to receive any accrued but unpaid base salary through the date of termination, accrued but unpaid annual cash bonus earned for any performance period completed prior to the date of termination, and unreimbursed business expenses properly incurred prior to the date of termination (collectively, the “Accrued Obligations”). Subject to the NEO executing, and not revoking, a release of claims in favor of the Company and otherwise satisfying the terms of the Severance Agreement, the NEO will also be entitled to receive (a) a severance payment in an amount equal to one times (1x) the sum of (1) the NEO’s annualized base salary immediately prior to the date of termination (the “Base Salary”) plus (2) an amount equal to (x) the NEO’s Base Salary multiplied by (y) the NEO’s bonus opportunity percentage under the Company’s short-term incentive plan, if any, for the year in which the date of termination occurs, (b) an amount equal to the annual cash bonus that the NEO would have been entitled to receive for the year in which the date of termination occurs, based on actual performance and pro-rated based on the number of days in such year for which the NEO was employed by the Company (the “Pro-Rata Bonus”), and (c) premium reimbursement for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, at the applicable employee premium rate (the “COBRA Reimbursement”) for a period of up to twelve (12) months following the date of termination.
Under the Severance Agreements, in the event the NEO experiences a Qualifying Termination within twenty-four (24) months following a Change in Control, the NEO will be entitled to receive the Accrued Obligations. Subject to the NEO executing, and not revoking, a release of claims in favor of the Company and otherwise satisfying the terms of the Severance Agreement, the NEO will also be entitled to receive (a) a severance payment in an amount equal to two times (2x) the sum of (1) the NEO’s annualized base salary immediately prior to the date of termination plus (2) an amount equal to (x) the NEO’s Base Salary multiplied by (y) the NEO’s bonus opportunity percentage under the Company’s short-term incentive plan, if any, for the year in which the date of termination occurs, (b) the Pro-Rata Bonus, and (c) the COBRA Reimbursement for a period of up to twenty-four (24) months following the date of termination. For additional information regarding these Severance Agreements, including a more detailed description of the Change in Control — related benefits, see the Company’s Current Report on Form 8-K filed on October 9, 2025.
As used in the Severance Agreements:
•
“Cause” generally means that the NEO has (i) engaged in gross negligence or willful misconduct in the performance of the NEO’s duties, (ii) materially breached any material provision of a written agreement between the NEO and the Company or corporate policy or code of conduct, willfully engaged in conduct that is materially injurious to the Company or its affiliates, or been convicted of, pleaded no contest to or received adjudicated probation or deferred adjudication in connection with, a felony involving fraud, dishonesty or moral turpitude.

•
“Change in Control” generally has the same meaning set forth below under “Potential Payments Upon Termination or Change in Control — Equity Incentive Plan Awards.”

•
“Good Reason” generally means (i) a material diminution in the NEO’s base salary (other than as part of one or more decreases that shall not exceed, in the aggregate, more than ten percent (10%) of the NEO’s base salary as in effect at the time of such reduction and that are applied to all of the Company’s similarly situated executives), or (ii) a material diminution in the NEO’s title, authority, duties or responsibilities, (iii) a material reduction in the NEO’s target bonus opportunity (other than as part of one or more decreases that are applied to all of the Company’s similarly situated executives), or (iv) a geographic relocation of the NEO’s principal place of employment by more than 50 miles, subject, in each case, to notice and cure provisions.

2026 Proxy Statement	41

The Severance Agreements also contain certain restrictive covenants, including, for Messrs. George, Skarke and Lyons, certain non-competition and non-solicitation obligations while the NEO is employed by the Company and for twelve (12) months thereafter, and, for Messrs. George, Skarke, Lyons and Ortowski, a confidentiality obligation while the NEO is employed by the Company and thereafter.
The Severance Agreement between the Company and Mr. Skarke also terminated and superseded the Amended and Restated Employment Agreement previously entered into between Mr. Skarke and the Company dated March 1, 2021.
Benefit Plans — We offer participation in broad-based retirement, health and welfare plans to all our employees. We currently maintain a plan intended to provide benefits under section 401(k) of the Code (the “401(k) Plan”), where employees are allowed to contribute portions of their base compensation into a retirement account in order to encourage all employees, including any participating NEO, to save for the future. During 2025, the 401(k) Plan provided a matching contribution in an amount up to 4% of a participant’s eligible compensation. We have not maintained and do not currently maintain a defined benefit pension plan or nonqualified deferred compensation plan.
Other Compensation-Related Guidelines and Policies
Clawback Policy
We maintain the Select Water Solutions, Inc. Clawback Policy, which complies with the requirements of both NYSE Listing Standard 303A.14 and the Rules of NYSE Texas, Article 22, Rule 25, each implementing Exchange Act Rule 10D-1. In the event we are required to prepare an accounting restatement of our financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws or that corrects an error that is not material to previously issued financial statements, but would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, we will recover the excess incentive-based compensation received by any covered executive officer, including the NEOs, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated amounts.
Stock Ownership and Retention Guidelines
We maintain stock ownership and retention guidelines for all executive officers and directors of the Company. The guidelines are determined by using a multiple of the executive officer’s annual base salary or the non-employee director’s base annual retainer and converting it into a fixed number of shares. The minimum levels of stock ownership are outlined below:
TITLE	OWNERSHIP GUIDELINE
Chief Executive Officer	5x annual base salary
Chief Operating Officer	3x annual base salary
Chief Financial Officer	3x annual base salary
Executive Vice President	3x annual base salary
Senior Vice President	3x annual base salary
Chief Accounting Officer	1.5x annual base salary
Non-Employee Director	5x annual base retainer
Stock ownership levels must be achieved by the later of five years after the initial adoption of the guidelines or five years after the individual’s first appointment as an executive officer or non-employee director. Following any change in title or change in base salary of any executive officer, the corresponding ownership guideline for such person shall be revised accordingly. The executive officer must achieve the new stock ownership level within five years of the effective date of such change in title or base salary. Executive officers must retain all net shares received until the stock ownership guideline is attained unless approval is received from the Board of Directors.

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Shares owned directly or indirectly (including, for non-employee directors, shares directly owned by entities, or their affiliates, which are the primary employers of such non-employee directors) by the executive officer or non-employee director and time-vesting restricted shares are counted towards satisfaction of the guidelines. Unexercised stock options and unearned performance-based awards are not counted.
All executive officers and Non-Employee Directors subject to these guidelines have satisfied the minimum ownership level or are on track to satisfy the guideline by the end of the five-year compliance period.
Equity Grant Timing
The Compensation Committee grants annual equity awards each year on February 24 following our annual earnings release and the filing of our Annual Report on Form 10-K. The Compensation Committee may also consider and approve interim or mid-year grants, from time to time based on business needs. During 2025, the Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Insider Trading and Anti-Hedging Policy
Our Board adopted a securities and insider trading policy (the “Insider Trading Policy”), which governs the purchase, sale and other dispositions of our securities by directors, officers and employees (including, as applicable, their family members and controlled entities, in each case, as defined in the Insider Trading Policy) and the Company and is designed to promote compliance with insider trading, rules and regulations, and the NYSE and NYSE Texas listing standards.
Because hedging transactions can present the appearance of a bet against the Company, hedging or monetization transactions, whether direct or indirect, involving any of the Company’s securities are completely prohibited with respect to all directors, officers, other employees, and consultants of the Company and its subsidiaries. In particular, “short sales” (sales of securities that the seller either does not own at the time of the sale or will not be delivered within 20 days of the sale) are prohibited under the Company’s Insider Trading Policy.
Our Insider Trading Policy generally prohibits all transactions involving Company-based derivative securities, other than holding, exercising, or settling awards such as options, restricted stock, restricted stock units, or other derivative securities granted under a Company equity incentive plan or other substantially similar or related compensation-related transactions as otherwise expressly permitted by the Policy.
In addition, purchasing the Company’s common stock on margin (for example, borrowing money from a brokerage firm or other third party to fund the stock purchase) is strictly prohibited by the Insider Trading Policy, and pledging Company securities as collateral for a loan requires pre-approval from the Audit Committee.
The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy, which is included as Exhibit 19.1 in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 18, 2026.
Risk Management
The Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. Our management team regularly assesses the risks arising from our compensation policies and practices by reviewing and discussing the design features, characteristics, performance metrics at the company and segment levels and approval mechanisms of total compensation for all employees, including salaries, incentive plans, and equity-based compensation awards, to determine whether any of these policies or programs could create risks that are reasonably likely to have a material adverse effect on the Company.
Our compensation philosophy and culture support the use of base salary, performance-based compensation, and benefits that are generally uniform in design and operation throughout our organization and across similarly-situated levels of employees. In addition, the following specific factors applicable to senior management, in particular, reduce the likelihood of excessive risk-taking:

2026 Proxy Statement	43

•
Our compensation mix is balanced among (i) fixed components like salary and benefits, (ii) annual incentives that reward our overall short-term financial performance, business unit financial performance, operational measures, and individual performance, and (iii) a portfolio approach for equity-based awards, primarily consisting of ratable vesting and cliff vesting, each over a three-year period.

•
A significant portion of our executive compensation is tied to how our stock price performs over a period of multiple years, with equity-based awards generally vesting over a three-year period. This minimizes the benefit of a temporary spike in stock price.

•
The Compensation Committee has discretion to reduce performance-based awards when it determines that such adjustments would be appropriate based on our interests and the interests of our stockholders.

•
Executive officers are subject to certain holding requirements and our Insider Trading Policy.

Although a significant portion of the compensation provided to NEOs is performance-based, these programs are designed to encourage employees to remain focused on both our short- and long-term operational and financial goals that are reasonable in light of our past performance and market conditions. A portion of the variable compensation we provide is comprised of long-term incentives in the form of time-based restricted shares, which retain value even in a depressed market, so executives are less likely to take unreasonable risks.
REPORT OF THE COMPENSATION COMMITTEE
The following report of the Compensation Committee of the Company shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 18, 2026.
Compensation Committee of the Board of Directors,
GAYLE L. BURLESON, CHAIR
LUIS FERNANDEZ-MORENO
TIMOTHY A. ROBERTS
DOUGLAS J. WALL

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2025 EXECUTIVE COMPENSATION TABLES
2025 Summary Compensation Table
The following table summarizes, with respect to our NEOs, information relating to compensation for services rendered in all capacities during the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
John D. Schmitz Chairman, President, and Chief Executive Officer	2025	$800,000	$128,800	$3,245,526	$681,352	$20,351	$4,876,029
	2024	$800,000	$184,000	$3,214,772	$691,196	$18,696	$4,908,674
	2023	$792,308	$230,000	$2,787,281	$566,628	$13,289	$4,389,506
Christopher K. George Executive Vice President and Chief Financial Officer	2025	$410,000	$39,360	$800,093	$242,917	$14,108	$1,506,478
	2024	$381,154	$65,600	$804,565	$246,426	$13,889	$1,511,634
	2023	$340,000	$68,000	$569,802	$167,525	$13,289	$1,158,616
Michael C. Skarke Executive Vice President and Chief Operating Officer	2025	$390,000	$37,440	$761,050	$231,067	$106,768	$1,526,325
	2024	$390,000	$62,400	$753,852	$234,406	$24,689	$1,465,347
	2023	$388,846	$68,640	$653,600	$192,161	$24,089	$1,327,336
Michael J. Lyons Executive Vice President and Chief Strategy & Technology Officer	2025	$390,000	$37,440	$761,050	$231,067	$14,120	$1,433,678
	2024	$390,000	$62,400	$753,852	$234,406	$13,889	$1,454,547
Cody J. Ortowski Executive Vice President, Business and Regulatory Affairs	2025	$365,000	$35,040	$712,260	$216,255	$14,180	$1,342,735
	2024	$365,000	$58,400	$705,517	$219,380	$13,889	$1,362,186
	2023	$365,000	$73,000	$611,702	$179,843	$13,289	$1,242,834

(1)
The amounts reported in this column represent the individual strategic performance component of our 2025 STI Plan.

(2)
The amounts reported in this column for 2025 represent the aggregate grant-date fair value of restricted shares and PSUs granted under the 2016 Plan during fiscal year 2025, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. The amount reported with respect to PSUs is based on the probable outcome of the applicable performance conditions. Assuming maximum performance of the PSU performance conditions, the grant-date fair value of such awards would be as follows: $3,509,469 for Mr. Schmitz; $865,161 for Mr. George; $822,943 for Mr. Skarke; $822,943 for Mr. Lyons; and $770,184 for Mr. Ortowski. For additional information regarding the assumptions underlying this calculation please see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. See the section of our CD&A above entitled “2025 Executive Compensation Program — Long-Term Incentives” and the “Grants of Plan Based Awards” table below for additional information regarding these awards.

(3)
The portion of the 2025 annual cash incentive awards related to achievement of company-wide performance metrics is reflected in this column, with the portion of the 2025 annual cash incentive awards related to individual strategic performance reflected in the “Bonus” column.

(4)
Amounts reported in this column for 2025 represent Company contributions to the NEOs’ 401(k) Plan accounts, the cost of Company-provided life insurance and, for Mr. Schmitz, reimbursement for an annual physical exam. Amounts reported in this column for Mr. Schmitz for 2024 have also been revised to reflect $4,816 in reimbursement for an annual physical exam, which reimbursement was inadvertently omitted from the Company’s 2024 Proxy Statement. For Mr. Skarke, amounts in this column for 2025 also include $10,800 in an automobile allowance and $81,848 in executive education reimbursement.

2026 Proxy Statement	45

2025 Grants of Plan-Based Awards
The table below includes information about awards granted to our NEOs during 2025 under the 2024 Plan and the STI Plan.
	GRANT DATE	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	GRANT-DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(4)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Schmitz		$345,000	$736,000	$1,214,400
TSR PSU	2/24/25				61,098	122,196	244,392		$1,754,735
RSA	2/24/25							122,196	$1,490,791
George		$123,000	$262,400	$432,960
TSR PSU	2/24/25				15,062	30,124	60,248		$432,581
RSA	2/24/25							30,124	$367,513
Skarke		$117,000	$249,600	$411,840
TSR PSU	2/24/25				14,327	28,654	57,308		$411,471
RSA	2/24/25							43,537	$349,579
Lyons		$117,000	$249,600	$411,840
TSR PSU	2/24/25				14,327	38,654	57,308		$411,471
RSA	2/24/25							38,654	$349,579
Ortowski		$109,500	$233,600	$385,440
TSR PSU	2/24/25				13,409	26,817	53,634		$385,092
RSA	2/24/25							26,817	$327,167

(1)
The amounts in these columns represent the potential threshold, target and maximum payouts with respect to the company-wide metrics under the 2025 annual cash incentive program under the STI Plan. The amounts reflected herein do not include amounts that may be earned with respect to the individual strategic performance component of the 2025 annual cash incentive program.

(2)
The amounts in these columns represent the number of TSR PSUs granted in 2025 that would become earned upon achievement of threshold, target and maximum levels of performance. The actual number of TSR PSUs that will become earned and vest will not be determinable until after the three-year performance period ending December 31, 2028.

(3)
The amounts shown in this column represent the number of restricted shares granted to the NEOs. The restricted shares vest in one-third increments on each of February 24, 2026, 2027, and 2028, respectively.

(4)
The amounts shown in this column represent the aggregate grant-date fair value of restricted shares and TSR PSUs granted during fiscal year 2025, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. For additional information regarding the assumptions underlying this calculation please see Note 12 to our consolidated financial statements for the year ended December 31, 2025, which is included in our Annual Report on Form 10-K for the year ended December 31, 2025, which is included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 18, 2026. See the section of our CD&A above entitled “2025 Executive Compensation Program — Long-Term Incentives.”

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Outstanding Equity Awards at 2025 Fiscal Year End
The following table reflects information regarding outstanding equity-based awards held by our NEOs as of December 31, 2025.
	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)
John D. Schmitz	216,853	—	$30.75	1/19/2028	313,493	$3,297,946	493,524	$5,191,873
	195,749		$25.63	1/19/2028
	172,244		$20.50	1/19/2028
Christopher K. George	2,134	—	$20.00	2/7/2027	74,427	$782,972	121,624	$1,279,485
Michael C. Skarke	—	—	—	—	73,511	$773,336	115,730	$1,217,480
Michael J. Lyons	—	—	—	—	63,378	$666,737	115,730	$1,217,480
Cody J. Ortowski	—	—	—	—	68,799	$723,766	108,309	$1,139,411

(1)
The awards reported in this column include restricted shares granted to our NEOs, which vest as set forth in the following table, generally subject to the NEO’s continued employment with Select through the applicable vesting date:

NAME	NUMBER OF RESTRICTED SHARES	REMAINING VESTING SCHEDULE
Schmitz	67,521	February 24, 2026
	123,776	One-half each of February 24, 2026 and February 24, 2027
	122,196	One-third on each of February 24, 2026, February 24, 2027 and February 24, 2028
George	13,803	February 24, 2026
	26,792	One-half each of February 24, 2026 and February 24, 2027
	30,124	One-third on each of February 24, 2026, February 24, 2027 and February 24, 2028
	3,708	One-half each of July 2, 2026 and July 2, 2027
Skarke	15,833	February 24, 2026
	29,024	One-half each of February 24, 2026 and February 24, 2027
	28,654	One-third on each of February 24, 2026, February 24, 2027 and February 24, 2028
Lyons	5,700	August 15, 2026
	29,024	One-half each of February 24, 2026, February 24, 2027
	28,654	One-third on each of February 24, 2026, February 24, 2027 and February 24, 2028
Ortowski	14,818	February 24, 2026
	27,164	One-half each of February 24, 2026 and February 24, 2027
	26,817	One-third on each of February 24, 2026, February 24, 2024 and February 24, 2028

(2)
The amounts in these columns were calculated by multiplying the number of awards reported by $10.52, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 31, 2025.

(3)
The awards reported in this column represent PSUs granted to our NEOs during fiscal year 2024 (for the performance period ending December 31, 2026) and fiscal year 2025 (for the performance period ending December 31, 2027), as provided in the table below. In accordance with SEC rules, the number of outstanding PSUs reported reflects (i) the maximum number of the 2024 Relative ROA PSUs, (ii) the maximum number of 2024 TSR PSUs, and (iii) the target number of 2025 TSR PSUs The number of PSUs reported herein is not necessarily indicative of the actual payout that will be earned, if any, at the end of the applicable performance periods.

2026 Proxy Statement	47

NAME	NUMBER OF 2024 RELATIVE ROA PSUS (#)	NUMBER OF 2024 TSR PSUS (#)	NUMBER OF 2025 TSR PSUS (#)
Schmitz	185,664	185,664	122,196
George	45,750	45,750	30,124
Skarke	43,538	43,538	28,654
Lyons	43,538	43,538	28,654
Ortowski	40,746	40,746	26,817
2025 Option Exercises and Stock Vested
The table below reflects restricted shares granted under the 2016 Plan and 2024 Plan which vested during the fiscal year ended December 31, 2025. None of our NEOs exercised outstanding stock options during the fiscal year ended December 31, 2025.
	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
Schmitz	406,141	$4,590,790
George	87,327	$985,092
Skarke	95,957	$1,085,289
Lyons	83,358	$769,378
Ortowski	93,641	$1,062,509

(1)
The value realized on vesting was calculated as the number of restricted shares and PSUs that vested (including shares withheld for tax withholding purposes), multiplied by the closing price of our Class A common stock on the applicable vesting date (or the last trading date immediately preceding the vesting date if such vesting date was not a trading date).

Potential Payments Upon Termination or Change in Control
Employment Agreement
Mr. Schmitz — The employment agreement with Mr. Schmitz provides that if his employment is terminated by the Company without “Cause”, upon expiration of the initial term or a renewal term as a result of the Company’s issuance of a notice of non-renewal, by Mr. Schmitz for “Good Reason” or due to his death or “Disability”, then, subject to execution and non-revocation of a release of claims, Mr. Schmitz will be entitled to receive the following benefits:
•
Severance payment in an amount equal to two times (or three times if the termination occurs within 60 days prior to or within 24 months after the occurrence of a “Change in Control”) the sum of (i) his annualized base salary and (ii) his target bonus under the STI Plan for the year in which the termination occurs, payable in installments over 24 months (or 36 months if such termination occurs within 60 days prior to or within 24 months after the occurrence of a Change in Control);

•
Lump sum payment of an amount equal to a prorated portion of his bonus under the STI Plan for the calendar year in which his termination occurs, if any, as determined in accordance with the performance criteria established under the STI Plan, payable at the same time such bonuses are paid to active executive officers;

•
Lump sum payment of his earned but unpaid bonus under the STI Plan for the calendar year prior to the year in which his termination occurs, if any, payable at the same time such bonuses are paid to active executive officers; and

•
If Mr. Schmitz elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), monthly reimbursement for up to 18 months for group health plan continuation coverage premiums.

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The employment agreement provides that, in the event any payments to Mr. Schmitz constitute excess parachute payments within the meaning of Section 280G of the Code, payments under the employment agreement will be reduced or paid, whichever produces the better net after-tax position for Mr. Schmitz.
As used in Mr. Schmitz’s employment agreement:
•
“Cause” generally means Mr. Schmitz’s (i) gross negligence or willful misconduct in the performance of his duties; (ii) material breach of any material provision of any Company policy or code of conduct; (iii) willful engagement in conduct that is materially injurious to the Company; or (iv) conviction of or plea of nolo contendre to, or adjusted probation or deferred adjudication received in connection with, any felony involving fraud, dishonesty or moral turpitude.

•
“Change in Control” generally has the same meaning set forth below under “— Equity Incentive Plan Awards.”

•
“Good Reason” generally means (i) a material diminution in base salary (other than a reduction of 25% or less that applies to all executive officers) or (ii) Mr. Schmitz ceasing to be Chief Executive Officer, in each case, subject to notice and cure periods.

Severance Agreements
In October 2025, we entered into the Severance Agreements with each of our NEOs other than Mr. Schmitz. See the section of our CD&A above entitled “Other Compensation Elements — Severance Agreements” for a description of the benefits to which our NEOs other than Mr. Schmitz may become entitled upon certain terminations of employment.
Equity Incentive Plan Awards
2024 and 2025 PSUs — Upon a termination of an NEO’s employment (i) as a result of such NEO’s death or “Disability,” or (ii) a termination by the Company without “Cause” or a resignation for “Good Reason” within two years following a change in control, then the service requirement with respect to the PSUs shall be deemed to be satisfied, and such PSUs shall remain outstanding and subject to actual performance through the end of the applicable performance period. Upon an NEO’s “Retirement” or a termination by the Company without “Cause,” the service requirement with respect to a prorated portion of the NEO’s target PSUs shall be deemed to be satisfied, and such prorated portion shall remain outstanding and subject to actual performance through the end of the applicable performance period.
Restricted Shares — The unvested restricted shares held by our NEOs will become fully vested if the NEO’s employment is terminated as a result of such NEO’s death or Disability. Upon an NEO’s Retirement, a prorated portion of the unvested restricted shares will become vested. Additionally, if the NEO is terminated by the Company without “Cause” or resigns for “Good Reason” within the two-year period following a Change in Control, the unvested restricted shares will become fully vested. In addition to these accelerated vesting provisions, restricted shares granted to the NEOs during 2023, with the exception of Mr. Lyons, will immediately become vested upon termination of an NEO’s employment by the Company without “Cause” so long as such termination of employment or other service relationship occurs on or after the first anniversary of the date of grant.
As used in the foregoing equity incentive plan awards:
•
“Cause” has the meaning that applies for purposes of the NEO’s employment agreement, or if no agreement exists, generally means that the NEO has (i) engaged in gross negligence or willful misconduct in the performance of the NEO’s duties, (ii) materially breached any material provision of a written agreement between the NEO and the Company or corporate policy or code of conduct, willfully engaged in conduct that is materially injurious to the Company or its affiliates, or been convicted of, pleaded no contest to or received adjudicated probation or deferred adjudication in connection with, a felony involving fraud, dishonesty or moral turpitude.

•
“Change in Control” generally means the occurrence of any of the following: (i) acquisition by any person of securities possessing more than 50% of the total voting power of the Company, (ii) a majority of the members of the Board are replaced by directors whose appointment or election is not endorsed by at least a majority of the members of the Board prior to the date of such appointment or election, (iii) consolidation, merger or other transaction involving the Company if, after such transaction, the stockholders immediately prior to such transaction do not possess ownership of securities representing at least 50% of the voting power of the Company or surviving or continuing corporation, (iv) sale of all or substantially all of the assets of the Company, or (v) a liquidation,

2026 Proxy Statement	49

dissolution or winding up of the Company. For purposes of the PSUs, a Change in Control must also constitute a “change in control event” under Section 409A of the Code.
•
“Disability” has the meaning that applies for purposes of the NEO’s employment agreement, or if no agreement exists generally means the NEO’s inability to perform his duties, with reasonable accommodation, due to mental or physical impairment that continues (or can reasonably be expected to continue) for (i) 90 consecutive days or (ii) 180 days out of any 365-day period.

•
“Good Reason” has the meaning that applies for purposes of the NEO’s employment agreement, or if no agreement exists generally means (i) a material diminution in the NEO’s base salary or (ii) a geographic relocation of the NEO’s principal place of employment by more than 50 miles, subject, in each case, to notice and cure provisions.

•
“Retirement” generally means the NEO’s voluntary resignation on or after attaining age 55 and completing ten or more full years of service with the Company or its affiliates. In order to be eligible for retirement treatment of outstanding awards, the NEO must provide the Company with at least sixty (60) days’ prior written notice of such Retirement.

The foregoing description is not intended to be a comprehensive summary of the individual NEO agreements or equity incentive plan awards and is qualified in its entirety by reference to such agreements, which are on file with the SEC. The following table sets forth the payments and benefits that would be received by each NEO in the event of a termination of employment or a change in control of the Company had occurred on December 31, 2025. As of December 31, 2025, only Mr. Schmitz was retirement eligible for purposes of outstanding equity incentive plan awards.
NAME	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	QUALIFYING TERMINATION ($)(1)	QUALIFYING TERMINATION W/IN THE CIC PROTECTION PERIOD ($)(2)
Schmitz
Cash Severance	3,440,000	3,440,000	—	3,440,000	5,160,000
Pro-Rated 2025 Bonus(3)	865,352	865,352	—	865,352	865,352
COBRA Reimbursements(4)	26,464	24,464	—	26,464	26,464
Restricted Shares(5)	3,297,946	3,297,946	1,843,091	710,321	3,297,946
PSUs(6)	2,595,936	2,595,936	1,515,787	1,515,787	1,515,787
TOTAL	$10,225,698	$10,225,698	$3,358,878	$2,226,108	$2,226,108
George
Cash Severance	—	—	—	738,000	1,476,000
Pro-Rated 2025 Bonus(3)	—	—	—	308,517	308,517
COBRA Reimbursements(4)	—	—	—	26,669	53,337
Restricted Shares(5)	782,972	782,972	—	145,208	782,972
PSUs(6)	639,742	639,742	—	373,533	373,533
TOTAL	$1,422,714	$1,422,714	—	$1,591,926	$2,994,359
Skarke
Cash Severance	—	—	—	702,000	1,404,000
Pro-Rated 2025 Bonus(3)	—	—	—	293,467	293,467
COBRA Reimbursements(4)	—	—	—	26,456	52,912
Restricted Shares(5)	773,336	773,336	—	166,563	773,336
PSUs(6)	608,740	608,740	—	355,449	355,449
TOTAL	$1,382,076	$1,382,076	—	$1,543,935	$2,879,164
Lyons
Cash Severance	—	—	—	702,000	1,404,000
Pro-Rated 2025 Bonus(3)	—	—	—	293,467	293,467
COBRA Reimbursements(4)	—	—	—	26,669	53,337
Restricted Shares(5)	666,737	666,737	—	—	666,737
PSUs(6)	608,740	608,740	—	355,449	355,449
TOTAL	$1,275,476	$1,275,476	—	$1,377,585	$2,772,990

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NAME	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	QUALIFYING TERMINATION ($)(1)	QUALIFYING TERMINATION W/IN THE CIC PROTECTION PERIOD ($)(2)
Ortowski
Cash Severance	—	—	—	657,000	1,314,000
Pro-Rated 2025 Bonus(3)	—	—	—	274,655	274,655
COBRA Reimbursements(4)	—	—	—	29,416	58,833
Restricted Shares(5)	723,765	723,765	—	155,885	723,765
PSUs(6)	569,705	569,705	—	332,656	332,656
TOTAL	$1,293,471	$1,293,471	—	$1,449,612	$2,703,909

(1)
A qualifying termination generally includes a termination without “Cause” or a resignation for “Good Reason;” provided, however, that qualifying termination is limited to a termination without “Cause” with respect to restricted shares held by the NEOs.

(2)
A qualifying termination during the CIC Protection Period generally includes a termination without “Cause” or a resignation for “Good Reason” during (i) with respect to the benefits under Mr. Schmitz’s employment agreement, the period beginning 60 days prior and ending 24 months after a Change in Control; (ii) with respect to the benefits under the Severance Agreements, the 24-month period following a Change in Control; and (iii) with respect to outstanding restricted shares, the two-year period following a Change in Control.

(3)
These amounts are calculated based on the pro-rated portion of the actual 2025 bonus earned by the NEO under the STI Plan; however, because we have assumed that the termination of employment occurred on December 31, 2025, this reflects the full amount of the actual 2025 bonus under the STI Plan for such NEO.

(4)
The COBRA reimbursement amounts are based on premiums and elections as of December 31, 2025, which are assumed for purposes of this table to remain the same throughout the applicable reimbursement period.

(5)
These amounts are calculated by multiplying the number of restricted shares that vest upon the applicable termination of employment by $10.52, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 31, 2025.

(6)
These amounts are calculated by multiplying the number of PSUs for which the service requirement would be deemed satisfied as of the date of the applicable termination of employment by $10.52, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 31, 2025. The amounts provided herein are calculated based on actual performance through December 31, 2025, but the actual number of PSUs that would become earned would be determined based on performance as of the end of the applicable performance period. For purposes of these amounts, as of December 31, 2025, the 2024 TSR PSUs would have reached target performance, the 2024 Relative ROA PSUs would have reached target performance, and the 2025 TSR PSUs would have reached threshold performance. See Note 3 to this table for an explanation of the value included in this table for the PSUs that would become earned as of a change in control.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationship between executive compensation and the Company’s financial performance for each of the five years in the period ended December 31, 2025. In accordance with the applicable SEC rules, the adjustments described and quantified below were made to the values reported in the Summary Compensation Table for each applicable year to determine the “actual” compensation paid to our principal executive officers and the average “actual” compensation paid to our other NEOs.
The following table summarizes compensation values reported in the Summary Compensation Table for our PEO and the average for our other NEOs, as compared to “compensation actually paid” or “CAP” and the Company’s financial performance for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively:

2026 Proxy Statement	51

Year	Summary Compensation Table: Total for Schmitz ($)(1)	Summary Compensation Table: Total for Ladhani ($)(1)	Compensation Actually Paid to Schmitz ($)(1)(2)	Compensation Actually Paid to Ladhani ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment Based On: TSR ($)(4)	Value of Initial Fixed $100 Investment Based On: Peer Group ($)(5)	Net Income (loss) ($m)(6)	Adjusted EBITDA ($m)(7)
2025	$4,876,029	N/A	$3,105,127	N/A	$1,452,304	$1,000,249	$269.51	$165.42	$21.5	$260.3
2024	$4,908,674	N/A	$10,464,099	N/A	$1,426,771	$2,771,538	$335.12	$163.77	$35.5	$258.4
2023	$4,389,506	N/A	$720,873	N/A	$1,233,654	$667,885	$196.34	$189.22	$79.2	$258.3
2022	$7,619,917	N/A	$10,654,475	N/A	$2,161,293	$1,783,376	$232.68	$189.17	$54.9	$194.8
2021	$7,771,502	$3,265,117	$7,349,150	$3,185,568	$1,366,099	$1,447,609	$158.05	$118.93	$(50.1)	$50.0
(1)
Mr. Schmitz was appointed Chief Executive Officer effective January 3, 2021. Ms. Holli C. Ladhani served as the Company’s President and Chief Executive Officer from October 31, 2017, when the merger with Rockwater closed and she was appointed CEO of the combined company, through January 3, 2021, when Ms. Ladhani’s employment and service relationship with the Company terminated. Mr. Schmitz served as our PEO in 2023 and 2022. Mr. Schmitz and Ms. Ladhani each served as our PEO during a portion of 2021. Amounts reported in the “Summary Compensation Table: Total for Mr. Schmitz” and “Compensation Actually Paid to Schmitz” columns for 2021, 2022, and 2024 have been revised to reflect reimbursements for annual physical exams paid to Mr. Schmitz in the following amounts: 2021, $4,650; 2022, $4,650; and 2024, $4,816. Accordingly, the compensation actually paid to Mr. Schmitz for 2021 was $4,650 greater than previously reported, for 2022 was $4,650 greater than previously reported, and for 2024 was $4,816 greater than previously reported. The amount for 2021 is an estimate based on the cost of exams in subsequent years. The revisions impacted only the total compensation for the covered fiscal year for Mr. Schmitz and did not impact any of the items to be added to or deducted from such total pursuant to Item 402(v)(2)(iii) of Regulation S-K in determining compensation actually paid.

(2)
In accordance with Item 402(v) of Regulation S-K, the Company deducted from and added to the Summary Compensation Table total compensation the following amounts to calculate compensation actually paid for our PEO and average compensation actually paid for our Non-PEO NEOs in each respective year. As the NEOs do not participate in any defined benefit plans, no pension value was reported in the Summary Compensation Table total and thus no adjustments were required for pension service cost. There are no material differences between the assumptions used to compute the valuation of the equity awards for calculating the compensation actually paid from the assumptions used to compute the valuation of such equity awards as of the grant date.

	SCHMITZ		AVERAGE NON-PEO NEOS
	2025	2024	2025	2024
Total Compensation from Summary Compensation Table	$4,876,029	$4,908,674	$1,452,304	$1,426,771
Adjustments for Equity Awards
Less, grant-date fair values in the Summary Compensation Table	$(3,245,526)	$(3,214,772)	$(758,613)	$(742,728)
Plus, year-end fair value of unvested awards granted in the current year	$3,040,236	$4,704,725	$710,629	$1,083,330
Plus (less), year-over-year difference of year-end fair values for unvested awards granted in prior years	$(1,067,108)	$2,396,303	$(240,581)	464,817
Plus (less), difference between prior year-end fair values and vesting date fair values for awards granted in prior years that vested in current year	$(498,504)	$1,669,169	$(163,489)	$343,569
Less, forfeitures during current year equal to prior year-end fair value	—	—	—	$195,779
Total Adjustments for Equity Awards	$(1,770,902)	$5,555,425	$(452,055)	$1,344,767
Compensation Actually Paid	$3,105,127	$10,464,099	$1,000,249	$2,771,538

(3)
The Average Summary Compensation Table Total for Non-PEO NEOs and Average Compensation Actually Paid to Non-PEO NEOs reflect the average compensation for 2025 (Messrs. George, Skarke, Lyons, and Ortowski), 2024 (Messrs. George, Skarke, Lyons, Ortowski and Nick Swyka), 2023 (Messrs. George, Skarke, Ortowski, and Swyka), 2022 (Messrs. George, Skarke, Ortowski, Swyka, and Adam Law), and 2021 (Messrs. Skarke, Ortowski, Swyka, and Law).

(4)
Total Shareholder Return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.

(5)
The peer group is comprised of companies in the PHLX Oil Service Index.

(6)
The amounts in this column represent net income reflected in the Company’s audited financial statements for the applicable year.

52	Select Water Solutions

(7)
The amounts in this column represent the amount of Adjusted EBITDA, which is calculated as consolidated earnings before interest, taxes, depreciation, and amortization, plus/(minus) loss/(income) from discontinued operations, plus any impairment and abandonment charges or asset write-offs, plus non-cash losses on the sale of assets or subsidiaries, non-recurring compensation expense, non-cash compensation expense, and non-recurring or unusual expenses or charges, including severance expenses, transaction costs, or facilities-related exit and disposal-related expenditures, plus/(minus) foreign currency losses/(gains), plus/(minus) losses/(gains) on unconsolidated entities and plus tax receivable agreements expense less bargain purchase gains from business combinations.

Graphical Disclosure to Pay Versus Performance Table
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:
•
the Company’s cumulative TSR and the Peer Group’s cumulative TSR;

•
the Company’s net income; and

•
the Company Selected Measure, which for Select is Adjusted EBITDA.

CAP, Company TSR & Peer Group TSR
CAP and Net Income

2026 Proxy Statement	53

CAP and Adjusted EBITDA
Disclosure of Most Important Performance Measures for 2025 Fiscal Year
The measures listed below represent the most important financial performance measures that we used to determine compensation actually paid to our NEOs for fiscal year 2025. For more detail regarding these financial performance measures, please see “Compensation Discussion and Analysis — 2025 Executive Compensation Program” above.
MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
• Adjusted EBITDA	• Free Cash Flow	• Total Shareholder Return
CEO PAY RATIO
Our CEO had annual total compensation for 2025 of $4,871,202, as reflected in the 2025 Summary Compensation Table (“CEO Compensation”). We estimate that the annual total compensation of the median compensated of all employees of the Company and its consolidated subsidiaries as of December 31, 2025 (the “Determination Date”), excluding our CEO, was $86,166, which amount comprises all applicable elements of compensation for 2025 in accordance with Item 402(c)(2)(x) of Regulation S-K (the “Median Annual Compensation”). The ratio of the CEO Compensation to the Median Annual Compensation was approximately 57:1.
To identify the employee who received the Median Annual Compensation (the “Median Employee”), we measured annual base pay (consisting of regular base earnings and overtime) based on payroll records for 3,223 employees, representing all full-time, part-time, seasonal, temporary and contract employees (whose compensation is determined by the Company) of the Company, excluding our CEO, and our consolidated subsidiaries as of the Determination Date. In determining the Median Employee, we did not annualize compensation for employees who worked less than all of 2025.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

54	Select Water Solutions

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our Compensation Committee currently consists of Ms. Burleson and Messrs. Fernandez-Moreno, Roberts and Wall. Our Chairman, President and Chief Executive Officer, Mr. Schmitz sits on the board of directors of Silver Creek Exploration III, LLC, an entity for which one of our directors, Mr. Burnett, serves as President and Chief Executive Officer. In addition, our Chairman, President and Chief Executive Officer, Mr. Schmitz, sits on the board of directors of Endurance Lift Holdings, LLC, and serves as its Chief Executive Officer. None of our other executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee. No other member of our Board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company. For additional information, please see “Certain Relationships and Related Party Transactions — Historical Transactions with Related Parties” below.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Review of Related Person Transactions
A “Related Party Transaction” is a transaction, arrangement, or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has, or will have a direct or indirect material interest. A “Related Person” means:
•
Any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•
Any person who is known by us to be the beneficial owner of more than 5% of our Class A common stock;

•
Any immediate family member of any of the foregoing persons, which means any family relationships, of first cousins or closer, among the Company’s directors and executive officers, by blood, marriage or adoption, including child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our Class A common stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Class A common stock; and

•
Any firm, corporation, or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a substantial ownership interest or control of the entity.

Our Board adopted a written related party transactions policy prior to the completion of our initial public offering in 2017. Pursuant to this policy, our Audit Committee will review all material facts of Related Party Transactions and either approve or disapprove entry into the Related Party Transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a Related Party Transaction, our Audit Committee shall consider, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances; and (ii) the extent of the Related Person’s interest in the transaction. Further, the policy requires that all Related Party Transactions be disclosed in our SEC filings in accordance with applicable laws, rules, and regulations.
Related Party Transactions
SES Holdings Agreement
Exchange Rights.   Each holder of SES Holdings Units (other than us and our subsidiaries) holds one share of our Class B common stock for each SES Holdings Unit held by such holder. Subject to certain limitations, pursuant to the Eighth Amended and Restated Limited Liability Company Agreement of SES Holdings, as amended from time to time (the “SES Holdings Agreement”), holders of SES Holdings Units other than us and our subsidiaries have the right (the “Exchange Right”) to exchange such holder’s SES Holdings Units for, at SES Holdings’ election, (i) shares of our Class A common stock on a one-for-one basis, subject to conversion rate adjustments for stock splits, stock dividends, reclassification and other similar transactions, or (ii) cash in an amount equal to the Cash Election Value (as defined below) of such Class A common stock. Alternatively, upon any exercise of any Exchange Right, we (instead of SES Holdings) will have the right (our “Call Right”) to acquire the tendered SES Holdings Units from the exchanging unitholder

2026 Proxy Statement	55

for, at our election, (i) the number of shares of our Class A common stock the exchanging unitholder would have received pursuant to the Exchange Right, or (ii) cash in an amount equal to the Cash Election Value. In connection with any exchange of SES Holdings Units pursuant to an Exchange Right or our Call Right, the corresponding number of shares of Class B common stock will be cancelled. As holders exchange their SES Holdings Units, our membership interest in SES Holdings will be correspondingly increased, the number of shares of Class A common stock outstanding will be increased, and the number of shares of Class B common stock outstanding will be reduced.
“Cash Election Value” means, with respect to the shares of Class A common stock to be delivered to the exchanging unitholder by us pursuant to our Call Right, (i) if our Class A common stock is then admitted to trading on a national securities exchange, the amount that would be received if the number of shares of Class A common stock to which the exchanging unitholder would otherwise be entitled were sold at a per share price equal to the trailing 10-day volume weighted average price of a share of Class A common stock the day prior to the relevant exchange notice date, net of actual or deemed offering expenses, or (ii) if our Class A common stock is not then admitted to trading on a national securities exchange, the value that would be obtained in an arm’s length transaction for cash between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, and without regard to the particular circumstances of the buyer and the seller, as determined by us, net of deemed offering expenses.
We are required to pay any stamp or other similar tax in respect of any issuance of our securities upon the exercise of the Exchange Right or our Call Right, except for transfer taxes in the event such securities are to be issued in a name other than that of the exchanging unitholder.
Tax Receivable Agreements
In connection with the closing of our December 2016 private placement of 16,100,000 shares of our Class A-1 common stock at $20.00 per share (the “Select 144A Offering”), the Company entered into two Tax Receivable Agreements with certain affiliates of Legacy Owner Holdco, Crestview GP, and Crestview Holdings B (the “TRA Holders”). The payment obligations under the Tax Receivable Agreements are our obligations and not obligations of SES Holdings, and we expect that the payments we will be required to make under the Tax Receivable Agreements will be substantial.
In connection with the closing of the Select 144A Offering, we entered into two Tax Receivable Agreements with the TRA Holders. On July 18, 2017, our Board approved amendments to each of the Tax Receivable Agreements, which revised the definition of “change of control” for purposes of the Tax Receivable Agreements and acknowledged that the Rockwater Merger would not result in a change of control.
The first of the Tax Receivable Agreements, which the Company entered into with Legacy Owner Holdco and Crestview GP, generally provides for the payment by the Company to such TRA Holders of 85% of the net cash savings, if any, in U.S. federal, state and local income and franchise tax that the Company actually realizes (computed using simplifying assumptions to address the impact of state and local taxes) or is deemed to realize in certain circumstances in periods after the Select 144A Offering as a result of, as applicable to each such TRA Holder, (i) certain increases in tax basis that occur as a result of the Company’s acquisition (or deemed acquisition for U.S. federal income tax purposes) of all or a portion of such TRA Holder’s SES Holdings Units in connection with the Select 144A Offering or pursuant to the exercise of the Exchange Right or the Call Right and (ii) imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, any payments made under such Tax Receivable Agreement.
The second of the Tax Receivable Agreements, which the Company entered into with certain of the existing owners of outstanding membership interests in SES Holdings prior to the Select 144A Offering and related reorganization who received shares of our Class A common stock in exchange for their SES Holdings Units received in connection with the restructuring transactions completed in connection with the Select 144A Offering (the “Contributing Legacy Owners”), generally provides for the payment by the Company to such TRA Holders of 85% of the net cash savings, if any, in U.S. federal, state and local income and franchise tax that the Company actually realizes (computed using simplifying assumptions to address the impact of state and local taxes) or is deemed to realize in certain circumstances in periods after the Select 144A Offering as a result of, as applicable to each such TRA Holder, (i) any net operating losses available to the Company as a result of certain reorganization transactions entered into in connection with the Select 144A Offering and (ii) imputed interest deemed to be paid by the Company as a result of any payments made under such Tax Receivable Agreement. Under both Tax Receivable Agreements, the Company will retain the benefit of the remaining 15% of these cash savings.

56	Select Water Solutions

The Tax Receivable Agreements, as amended, are filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 18, 2026, and the foregoing descriptions of the Tax Receivable Agreements are qualified by reference thereto. Future unitholders may become party to one or more tax receivable agreements entered into in connection with future acquisitions by SES Holdings.
During the fiscal year ended December 31, 2025, there were no payments made pursuant to the Tax Receivable Agreements to Related Parties.
Registration Rights Agreement for the Benefit of the Registration Rights Holders
On December 20, 2016, we entered into a registration rights agreement with the Contributing Legacy Owners and Legacy Owner Holdco. In connection with the execution of the merger agreement in connection with the Rockwater Merger, we entered into an amended and restated registration rights agreement with Legacy Owner Holdco, Crestview Holdings B, the SCF Group and WDC Aggregate LLC (collectively, the “Registration Rights Holders”), which, effective as of the closing of the Rockwater Merger, amends and restates the December 20, 2016 registration rights agreement. Pursuant to such agreement, among other things, (i) we will provide the rights for the Registration Rights Holders to participate in certain future underwritten public offerings of our Class A common stock, (ii) certain Registration Rights Holders will have the right to initiate an underwritten offering of our Class A common stock and (iii) the Registration Rights Holders will have certain customary “piggyback” registration rights, in each case subject to certain conditions. We will not be required to effect (x) more than five demand registrations delivered in the aggregate, (y) more than two demand registrations delivered by the Registration Rights Holders in any 12-month period or (z) a demand registration within 100 days of the pricing of a previous demand registration or a primary offering of our Class A common stock.
At any time, a party to the registration rights agreement will have the right to require us by written notice to demand registration of its registrable shares. Our obligations under this agreement include short-form, long-form and shelf registration statements, subject to certain restrictions as to number of demands, timing, and value of sales to be registered or shares to be sold in an underwritten offering.
If, at any time, we propose to register or conduct an underwritten offering of our securities (subject to certain exceptions) for our own account or for the account of any stockholder other than the parties to our registration rights agreement entered in connection with the Select 144A Offering or their permitted transferees, then we must give notice to the parties to the registration rights agreement or their permitted transferees to allow them to participate, or piggyback, in that registration statement or offering. In addition, any party to the registration rights agreement shall have the right to piggyback in any registration statement or offering effected at the request of any other party to the registration rights agreement. The registration rights granted to the parties to the registration rights agreement may be freely assigned, including to their transferees.
Historical Transactions with Related Parties
Aquacore Rental Company LLC — For the year ended December 31, 2025, we rented pumps and filter pod trailers for use in our operations at a cost of $18.1 million and recorded sales in the amount of $36,000 to Aquacore Rental Company LLC, an entity indirectly owned by Cody Ortowski, our Executive Vice President, Business and Regulatory Affairs, and Cole Ortowski, an employee of the Company.
Axis Energy Services LLC — For the year ended December 31, 2025, we paid property rental fees in the amount of $2.3 million and recorded sales in the amount of $331,000 to Axis Energy Services, an entity owned by Mr. Schmitz, our Chairman of the Board, President and Chief Executive Officer.
B-29 Ups and Downs, LLC — For the year ended December 31, 2025, we incurred charges totaling $1.2 million for aviation services for use by our management team for business-related travel from B-29 Ups and Downs, LLC. B-29 Ups & Downs, LLC is owned by B-29 Family Holdings, LLC, an entity directly owned and controlled by Mr. Schmitz.
Bell Supply Company LLC — For the year ended December 31, 2025, we purchased parts and supplies from Bell Supply Company (“Bell”) totaling $1.6 million. Bell is owned by Endurance Lift Holdings, LLC, an entity controlled by Mr. Schmitz.
Cole Ortowski — Cole Ortowski, who is the brother of Cody Ortowski, the Company’s Executive Vice President, Business and Regulatory Affairs, is employed by the Company as President, Water Transfer Services. In 2025, Cole Ortowski earned $225,000 in salary and $143,292 in bonus. He was also granted equity awards of $168,750 (or 13,051 shares) in Restricted Stock Awards which vests ratably over 3 years, $56,250 (or 4,350 shares) in Performance Share Units which

2026 Proxy Statement	57

vests over a 3-year performance period based on Relative Total Shareholder Return. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
Merit Advisors, LLC — For the year ended December 31, 2025, we incurred charges totaling $2.3 million for appraisal services and tax consulting from Merit Appraisal & Tax Consulting, LP (“Merit”). B-29 Family Holdings, LLC, an entity controlled by Mr. Schmitz, controls and partially owns Merit.
MyWorkDoc Technologies LLC — For the year ended December 31, 2025, we incurred charges totaling $954,000 for MyWorkDoc Technologies LLC, which is owned by B-29 Family Holdings, LLC, an entity controlled by Mr. Schmitz.
Orteq Energy Technologies — For the year ended December 31, 2025, we purchased pumps and related equipment for our operations totaling $2.4 million from Orteq Energy Technologies, which is indirectly owned by Cody Ortowski and Cole Ortowski.
United Surface and Minerals LLC — For the year ended December 31, 2025, we paid property rental fees in the amount of $122,000 to United Surface and Minerals LLC, an entity owned by Mr. Schmitz, and Cody Ortowski.
See “Certain Relationships and Related Party Transactions — Related Party Transactions — Tax Receivable Agreements” above for more information.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of March 10, 2026, the record date, based on information filed with the SEC or obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our Named Executive Officers and directors (including our nominees) that beneficially owns shares of our common stock; and

•
all of our current executive officers and directors as a group.

Unless otherwise indicated and subject to applicable community property rules, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Other than as specifically noted below, the mailing address for each listed beneficial owner is in care of Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240. The percentages are based on 121,843,494 shares of Class A common stock and 16,221,101 shares of Class B common stock outstanding.
Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Combined Voting Power(1)(2)
	(#)	(%)	(#)	(%)	(#)	(%)
Greater Than 5% Stockholders:
SES Legacy Holdings, LLC(3)(4)	—	—	16,221,101	100.0%	16,221,101	11.7%
Crestview Partners II GP, LP(5)	3,802,972	3.1%	16,221,101	100.0%	20,024,073	14.5%
Franklin Mutual Advisors, LLC(6)	7,553,093	6.2%			7,553,093	5.5%
BlackRock, Inc.(7)	6,618,849	5.4%	—	—	6,618,849	4.8%
Dimensional Fund Advisors LP(8)	6,364,488	5.2%	—	—	6,364,488	4.6%
The Vanguard Group(9)	6,072,722	5.0%	—	—	6,072,722	4.4%
Directors, Director Nominees and Named Executive Officers:
John D. Schmitz(10)	4,362,636	3.6%	—	—	4,362,636	3.2%
Gayle L. Burleson	85,768	*	—	—	85,768	*

58	Select Water Solutions

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Combined Voting Power(1)(2)
	(#)	(%)	(#)	(%)	(#)	(%)
Richard A. Burnett(11)	132,466	*	—	—	132,466	*
Bruce E. Cope	17,422	*	—	—	17,422	*
Luis Fernandez-Moreno	69,206	*	—	—	69,206	*
Robin H. Fielder	60,879	*	—	—	60,879	*
Timothy A. Roberts	17,422	*	—	—	17,422	*
Douglas J. Wall(12)	128,058	*	—	—	128,058	*
Christopher K. George(13)	343,139	*	—	—	343,139	*
Michael C. Skarke	470,738	*	—	—	470,738	*
Michael J. Lyons	144,595	*	—	—	144,595	*
Cody J. Ortowski(14)	1,539,524	1.3%	—	—	1,539,524	1.1%
All Current Executive Officers, Directors and Director Nominees as a Group (14 persons)(15)	7,506,605	6.2%	—	—	7,506,605	5.4%

*
Represents less than 1% of the outstanding shares of common stock.

(1)
For each stockholder, in accordance with Rule 13d-3 promulgated under the Exchange Act, this percentage is determined by assuming the named stockholder exercises all options, warrants and other instruments pursuant to which the stockholder has the right to acquire shares of our common stock within 60 days, but that no other person exercises any options, warrants or other purchase rights (except with respect to the calculation of the beneficial ownership of all directors and executive officers as a group, for which the percentage assumes that all directors and executive officers exercise any options, warrants or other purchase rights).

(2)
Represents percentage of voting power of our Class A common stock and Class B common stock voting together as a single class. Each holder of limited liability company units in SES Holdings (each, an “SES Holdings Unit”) will hold one share of Class B common stock for each SES Holdings Unit that it owns. Each share of Class B common stock has no economic rights, but entitles the holder thereof to one vote.

(3)
Subject to the terms of the SES Holdings Agreement (as defined below), SES Legacy Holdings (“Legacy Owner Holdco”) (or its members) (and its permitted transferees, including certain members of Legacy Owner Holdco, under the SES Holdings Agreement) has the right to exchange all or a portion of its SES Holdings Units (together with the surrender for cancellation of a corresponding number of shares of Class B common stock) for Class A common stock at an exchange ratio of one share of Class A common stock for each SES Holdings Unit exchanged. The exchange of all the outstanding SES Holdings Units (together with the surrender for cancellation of all of our outstanding shares of Class B common stock) for shares of Class A common stock would result in the issuance of an additional 16,221,101 shares of Class A common stock. See “Certain Relationships and Related Party Transactions — SES Holdings Agreement” above for more information. Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of a security as to which that person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power of such security and as to which that person has the right to acquire beneficial ownership of such security within 60 days. The Company has the option to deliver cash in lieu of shares of Class A common stock upon the exercise by Legacy Owner Holdco (or any transferee) of its Exchange Right (as defined below). As a result, beneficial ownership of Class B common stock and SES Holdings Units is not reflected as beneficial ownership of shares of our Class A common stock for which such units and stock may be exchanged. The address for SES Legacy Holdings, LLC is c/o Select Energy Services, Inc., 1820 N I-35, Gainesville, TX 76240.

(4)
The board of managers of Legacy Owner Holdco has voting and dispositive power over the shares held by it. The board of managers of Legacy Owner Holdco consists of two representatives of Crestview Partners II SES Investment, LLC (“Crestview Holdings A”) and Mr. Schmitz, and is controlled by Crestview Partners II GP, L.P. (“Crestview GP”).

(5)
Based on information obtained from a Schedule 13G/A jointly filed with the SEC on February 14, 2025 by Crestview Partners II GP, L.P. (“Crestview GP”), Crestview Partners II SES Investment B, LLC (“Crestview Holdings B”), Crestview Partners II SES Investment, LLC, and Crestview Advisors, L.L.C. (“Crestview Advisors” and together with Crestview GP, Crestview Holdings B and Crestview Partners II SES Investment, LLC, “Crestview Partners”), Crestview Partners has voting and dispositive power with respect to 20,120,296 shares of our Class A common stock, which is composed of 16,221,101 Class B shares and corresponding SES Holdings Units held directly by Legacy Owner Holdco and 3,802,972 Class A shares held directly by Crestview Holdings B in each case for which Crestview Partners may be deemed to be the beneficial owner. Crestview GP has voting power over 16,221,101 Class B shares through its control of the board of managers of Legacy Owner Holdco. Crestview GP is the general partner of the investment funds which are members of Crestview Holdings B. Crestview Advisors provides investment advisory and management services to such funds. Decisions by Crestview GP to vote or dispose of the interests held by Crestview Holdings A and Crestview Holdings B require the approval of a majority of the seven members of its investment committee and the chairman of the investment committee. The investment committee is composed of the following individuals: Barry S. Volpert (chairman), Thomas S. Murphy, Jr., Robert V. Delaney, Jr., Brian P. Cassidy, Thomas S. Murphy, Jr., Bradford R. Williams, and Daniel G. Kilpatrick. None of the foregoing persons has the power individually

2026 Proxy Statement	59

to vote or dispose of any of such interests. Each of the foregoing individuals disclaims beneficial ownership of all such interests. The address of each of the foregoing is c/o Crestview Partners, 590 Madison Avenue, 42nd Floor, New York, New York 10022.
(6)
Based on information obtained from a Schedule 13G filed with the SEC on January 29, 2026. According to the Schedule 13G, Franklin Mutual Advisers, LLC has sole voting power over 7,121,555 shares and sole dispositive power over 7,553,093 shares. The address for Franklin Mutual Advisers, LLC is 101 John F. Kennedy Parkway, Short Hills, NJ 07078-2789.

(7)
Based on information obtained from a Schedule 13G/A filed with the SEC on November 8, 2024. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 8,656,346 shares and shared dispositive power over 8,842,944 shares of our Class A common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(8)
Based on information obtained from a Schedule 13G filed with the SEC on February 9, 2024. According to the Schedule 13G, Dimensional Fund Advisors LP has sole voting power over 5,922,533 shares and sole dispositive power over 6,031,868 shares. The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(9)
Based on information obtained from a Schedule 13G filed with the SEC on February 13, 2024. According to the Schedule 13G, The Vanguard Group has shared voting power over 96,499 shares, sole dispositive power over 5,261,138 shares and shared dispositive power over 169,771 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(10)
Represents (i) 1,017,034 shares of Class A common stock held directly by Mr. Schmitz, (ii) 584,846 shares of Class A common stock that are deemed beneficially owned by Mr. Schmitz pursuant to the outstanding options that Mr. Schmitz owns, (iii) 265,250 shares of Class A common stock held in a brokerage account for his spouse, Sandy Schmitz, the beneficial ownership of which is attributed to Mr. Schmitz, (iv) 249,243 shares of Class A common stock held directly by B-29 Investments, LP, over which Mr. Schmitz has voting and dispositive power, (v) 13,126 shares of Class A common stock held directly by B-29 GP, LLC, over which Mr. Schmitz has voting and dispositive power, and (vi) an aggregate of 2,233,137 shares of Class A common stock held by various family trusts, of which Mr. Schmitz is the trustee.

(11)
Of the 132,466 shares of Class A common stock beneficially owned by Mr. Burnett, 5,334 are underlying options held by Mr. Burnett.

(12)
Of the 128,058 shares of Class A common stock beneficially owned by Mr. Wall, 5,334 are underlying options held by Mr. Wall.

(13)
Of the 327,568 shares of Class A common stock beneficially owned by Mr. George, 2,134 are underlying options held by Mr. George.

(14)
Of the 1,522,809 shares of Class A common stock beneficially owned by Mr. Ortowski, 1,120,437 shares of Class A common stock are held directly by Proactive Investments, LP, over which Mr. Ortowski has voting and dispositive power.

(15)
Of the 7,506,605 shares of Class A common stock beneficially owned by all current executive officers, directors, and director nominees as a group (14 persons), Mr. Robert A. Wilson, the Company’s new Senior Vice President, General Counsel, and Chief Compliance Officer, is included in the group but does not beneficially own any shares as of the Record Date.

Delinquent Section 16(a) Reports
The rules of the SEC require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers, and beneficial owners of more than ten percent of the Company’s stock. The Company has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities and Exchange Act of 1934, as amended, on behalf of its officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during fiscal year end 2025, except that Messrs. Cope and Roberts each filed one Form 3 after its prescribed due date, which the Company believes was solely the result of administrative delays in the SEC’s processing of their EDGAR credentials and not any action or inaction by the reporting persons or the Company.

60	Select Water Solutions

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
INFORMATION ABOUT THE PROXY PROCESS AND VOTING
WHAT IS A PROXY AND WHAT IS A PROXY STATEMENT?
A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy. This document is a proxy statement. It is a document that we are required by law to provide to you when we ask you to name a proxy to vote your shares. We encourage you to read this Proxy Statement carefully.
WHO IS RESPONSIBLE FOR THE SOLICITATION OF PROXIES?
The Board is furnishing this Proxy Statement to you in connection with the solicitation of proxies by our Board and the solicitation of voting instructions, in each case for use at the Annual Meeting of Stockholders to be held on May 7, 2026, and at any adjournments or postponements thereof. We will pay for the cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we anticipate making such solicitation directly. The solicitation of proxies may be supplemented by telephone, telegram and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.
WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A PAPER COPY OF THE PROXY MATERIALS?
The rules of the SEC permit us to furnish proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. All stockholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access our proxy materials over the Internet and, if desired, to request to receive a paper copy of our proxy materials by mail. Instructions on how to access our proxy materials over the Internet or to request a paper copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may elect to receive future proxy materials electronically on an ongoing basis.
WHY DIDN’T I RECEIVE A NOTICE IN THE MAIL ABOUT THE INTERNET AVAILABILITY OF THE PROXY MATERIALS?
We are providing paper copies of our proxy materials instead of a Notice of Internet Availability of Proxy Materials to our stockholders who have previously requested to receive paper copies of our proxy materials. In addition, we are providing notice of the availability of our proxy materials by e-mail to our stockholders who have previously elected to receive proxy materials electronically. Those stockholders should have received an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website.
HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?
Your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card contains instructions on how to (1) view our proxy materials for the Annual Meeting over the Internet and (2) elect to receive future proxy materials electronically by e-mail. Our proxy materials also are available on our website at investors.selectwater.com/financial-information/annual-reports-and-proxy-statements.
Electing to receive future proxy materials electronically will help us conserve natural resources and reduce the cost of delivering our proxy materials. If you elect to receive future proxy materials electronically, you will receive an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website. Your election to receive proxy materials electronically by e-mail will remain in effect until you terminate it.

2026 Proxy Statement	61

HOW MAY I OBTAIN A PAPER COPY OF THE PROXY MATERIALS?
If you receive a Notice of Internet Availability of Proxy Materials by mail, you will find instructions about how to obtain a paper copy of our proxy materials on the Notice of Internet Availability of Proxy Materials. If you receive notice of the availability of our proxy materials by e-mail, you will find instructions about how to obtain a paper copy of our proxy materials included in that e-mail. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials or an e-mail regarding the availability of our proxy materials will receive a paper copy of our Annual Report, Proxy Statement and proxy card by mail.
WHAT IS A RECORD DATE AND WHO IS ENTITLED TO VOTE AT THE MEETING?
A record date is the date, as of the close of business on which, stockholders of record are entitled to notice of and to vote at a meeting of stockholders. The record date for the Annual Meeting is March 10, 2026 and was established by our Board as required under the laws of Delaware, our state of incorporation. Thus, owners of record of shares of Select Water Solutions’ Class A common stock and Class B common stock (collectively, the “common stock”) as of the close of business on March 10, 2026 are entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.
HOW MANY SHARES CAN BE VOTED AND WHAT IS A QUORUM?
You are entitled to one vote for each share of Select Water Solutions’ common stock that you owned as of the close of business on March 10, 2026, the Record Date, and you may vote all of those shares. Only our common stock has voting rights. On the record date, there were 138,064,595 shares of our common stock outstanding and entitled to vote at the Annual Meeting, including 121,843,494 shares of Class A common stock and 16,221,101 shares of Class B common stock, and approximately 275 holders of record and approximately 26,861 beneficial owners holding shares in “street name.”
A quorum is the minimum number of shares that must be represented in person or by proxy for us to conduct the Annual Meeting. The attendance in person or by proxy of holders of a majority of the shares of common stock entitled to vote at the Annual Meeting, or 69,032,298 shares of our common stock based on the record date of March 10, 2026, will constitute a quorum to hold the Annual Meeting. If you grant your proxy over the Internet, by telephone or by your proxy/voting instruction card, your shares will be considered present at the Annual Meeting and counted toward the quorum.
WHAT DIFFERENT METHODS CAN I USE TO VOTE MY SHARES?
You have a choice of voting your shares:
•
Over the Internet

•
By telephone

•
By mail

•
In person at the Annual Meeting

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares over the Internet, by telephone or by mail. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you own your shares and the method you use to vote your shares, it is important that you follow the instructions that apply to your situation.
If you vote your shares over the Internet or by telephone,
you should not return a proxy/voting instruction card.
WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME?
Stockholder of Record — If your shares are registered directly in your name with the Company’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name — If your shares are held in an account at a broker, bank, broker-dealer, custodian, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting during the Annual Meeting. As a beneficial owner, you have the right to instruct that

62	Select Water Solutions

organization on how to vote the shares held in your account, but you must follow the “vote instruction form” that organization has provided to you to vote or attend the Annual Meeting.
HOW DO I VOTE MY SHARES IF I AM A “STOCKHOLDER OF RECORD” (SHARES REGISTERED IN MY NAME)?
Voting over the Internet — Voting over the Internet is easy, fast, and available 24 hours a day. If you receive a Notice of Internet Availability of Proxy Materials by mail, you may submit your proxy/voting instruction over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials. If you receive notice of the availability of our proxy materials by e-mail, you may submit your proxy/voting instruction over the Internet by following the instructions included in that e-mail. If you receive a proxy/voting instruction card by mail, you may submit your proxy/voting instruction over the Internet by following the instructions on the proxy/voting instruction card. You will be able to confirm that the Internet voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.
Voting by telephone — Voting by telephone also is easy, fast, and available 24 hours a day. If you live in the United States or Canada, you may vote by telephone by calling toll-free 1-800-690-6903. If you receive a Notice of Internet Availability of Proxy Materials by mail, you must have the control number that appears on the notice when voting. If you receive notice of the availability of our proxy materials by e-mail, you must have the control number included in that e-mail when voting. If you receive a proxy/ voting instruction card by mail, you must have the control number that appears on the proxy/voting instruction card when voting. You will be able to confirm that the telephone voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.
Voting by mail — You can save us expense by voting over the Internet or by telephone. Alternatively, if you received a proxy/voting instruction card by mail, you may vote by mail by completing, signing, dating, and promptly mailing your proxy/voting instruction card in the accompanying postage-paid return envelope.
Voting in person at the meeting — If you plan to attend the Annual Meeting, you can vote in person. To vote in person at the Annual Meeting, you will need to bring with you to present at the Annual Meeting evidence of your share ownership and a valid, government-issued photo identification, such as a driver’s license or passport.
HOW DO I VOTE MY SHARES IF I AM A “BENEFICIAL OWNER” (SHARES HELD IN “STREET NAME”)?
Voting over the Internet, by telephone or by mail — If your shares are registered or held in the name of your broker, bank, or other nominee (“street name”), you have the right to direct your broker, bank, or other nominee on how to vote your shares by using the method specified by your broker, bank, or other nominee.
In addition to voting by mail, most brokerage firms and banks participate in Internet or telephone voting programs. These programs provide eligible “street name” stockholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for stockholders whose brokerage firms or banks participate in these programs.
Voting in person at the meeting — If your shares are registered or held in the name of your broker, bank, or other nominee and you plan to attend the Annual Meeting to vote in person, you should contact your broker, bank, or other nominee to obtain a broker’s proxy, or legal proxy, and bring it with you to the Annual Meeting, together with a valid, government-issued photo identification, such as a driver’s license or passport, and your account statement or other evidence of your share ownership.
CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by submitting a later vote electronically or via phone or, if you are a stockholder of record, by attending the Annual Meeting. Attending the Annual Meeting will not automatically revoke your proxy unless you vote again during the Annual Meeting or specifically request that your prior proxy be revoked by sending a written notice of revocation prior to the Annual Meeting to the attention of the Company’s Investor Relations department at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240.
Please note, however, that if your shares are held of record by a broker, bank, broker-dealer, custodian, or other similar organization, you must instruct your broker, bank, broker-dealer, custodian, or other similar organization that you wish to change your vote by following the procedures on the voting instruction form provided to you by such organization.

2026 Proxy Statement	63

WHAT MATTERS WILL BE VOTED UPON AT THE ANNUAL MEETING, AND WHAT VOTES ARE REQUIRED TO APPROVE EACH OF THE PROPOSALS?
The required vote for each of the proposals expected to be acted upon at the Annual Meeting and the treatment of abstentions and broker non-votes under each proposal are described below:
•
Proposal 1 — Election of directors.   The election of directors requires the affirmative vote of a plurality of the votes cast by stockholders present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. Neither withhold votes nor broker non-votes will have any effect on the outcome of voting on director elections.

•
Proposal 2 — Ratification of the appointment of independent registered public accounting firm.   The approval of the proposal to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

•
Proposal 3 — Approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers.   The approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers requires the affirmative vote of the majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

WHAT HAPPENS IF I DO NOT INDICATE HOW TO VOTE MY PROXY?
If you sign your proxy card without providing further instructions, your shares will be voted in accordance with our Board’s recommendations, as described under “HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES?” below.
For any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named as proxies in your proxy card will vote upon them in accordance with their best judgment.
HOW WILL MY SHARES BE VOTED IF I DO NOT PROVIDE INSTRUCTIONS TO MY BROKER?
Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. If you do not provide voting instructions, and the broker elects to vote your shares on some but not all matters, it will result in a ‘broker non-vote’ for the matters on which the broker does not vote. Broker non-votes will be considered as present for quorum purposes. Abstentions occur when you provide voting instructions but instruct your broker to abstain from voting on a particular matter.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR MORE THAN ONE PROXY/VOTING INSTRUCTION CARD?
If you receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/ voting instruction card, you own shares of Select Water Solutions’ common stock in multiple accounts with your brokers(s) and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker(s) and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Broadridge Corporate Issuer Solutions, Inc., which may be reached by telephone at 1-720-378-5591, by e-mail at shareholder@broadridge.com or over the Internet at www.shareholder.broadridge.com.
HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES?
A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not provide any voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board’s recommendations can be found with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

64	Select Water Solutions

•
Proposal 1 — “FOR” the election of the seven director nominees named in this Proxy Statement to hold office until our 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

•
Proposal 2 — “FOR” the ratification of the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

•
Proposal 3 — “FOR” the approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. At the date of this Proxy Statement, the Board knows of no matters, other than those stated immediately above, to be presented for consideration at the Annual Meeting.
WHAT IS THE PROXY CARD?
The proxy card enables you to appoint John D. Schmitz, the Company’s Chairman of the Board, President and Chief Executive Officer, and Christopher K. George, the Company’s Executive Vice President and Chief Financial Officer, each as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing Messrs. Schmitz and George to vote your shares during the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card or vote via telephone or online before the Annual Meeting date to ensure your vote is counted in case your plans change. If a proposal comes up for vote during the Annual Meeting that is not on the proxy card, the representatives you have appointed as proxies will vote your shares, under your proxy, according to their best judgment.
The proxy card accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting.
IS MY VOTE KEPT CONFIDENTIAL?
To the extent possible, proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
WHO WILL TABULATE AND OVERSEE THE VOTE?
Representatives of Broadridge Financial Solutions, Inc. will tabulate and oversee the vote.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We intend to announce the preliminary voting results at the Annual Meeting and to disclose detailed, final voting results in a Current Report on Form 8-K, which we will file with the SEC and make available at investors.selectwater.com/financial- information/sec-filings within four business days of the Annual Meeting (or, if final results are not available at that time, within four business days of the date on which final results become available).
WHO CAN HELP ANSWER MY QUESTIONS?
Stockholders who have questions about the proposals described in this Proxy Statement, how to execute your vote, or need assistance in completing or submitting their proxy cards should contact the Company by phone at 940-668-1818 or by writing to Select Water Solutions, Inc., Attention: Investor Relations, 1820 N I-35, Gainesville, TX 76240.
ANNUAL MEETING INFORMATION
DATE, TIME, PLACE AND PURPOSE OF THE ANNUAL MEETING
The Annual Meeting will be held on Thursday, May 7, 2026, at 1:00 p.m. Central Time, at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this Proxy Statement:

2026 Proxy Statement	65

•
Proposal 1 — the election of the seven director nominees named in this Proxy Statement to hold office until our 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

•
Proposal 2 — the ratification of the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

•
Proposal 3 — a non-binding, advisory vote to approve Named Executive Officer compensation.

In addition, you are entitled to vote on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.
If the Annual Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You may change or revoke your proxy until it is voted. To ensure your vote is counted, we encourage you to vote your shares (either by mail, telephone or online) prior to the Annual Meeting.
It is important that you retain a copy of the control number found on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials, as such number will be required in order for stockholders to gain access to any meeting held partially or solely by means of remote communication.
ATTENDANCE AT THE ANNUAL MEETING
•
You will need proof of ownership and valid government-issued picture identification to enter the Annual Meeting.

•
If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Select Water Solutions common stock, as of March 10, 2026, to be admitted to the Annual Meeting.

•
Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.

•
The use of cameras, sound recording equipment, communication devices or other similar equipment is prohibited.

•
Packages, boxes, handbags, briefcases, and other items are subject to inspection at the Annual Meeting.

•
If you have any questions about attending the Annual Meeting, you may contact the Company at 940-668-1818 or by writing to Select Water Solutions, Inc., Attention: Investor Relations, 1820 N I-35, Gainesville, TX 76240.

MISCELLANEOUS MATTERS
Annual Report on Form 10-K — Our Annual Report on Form 10-K for our fiscal year ended December 31, 2025 was filed with the SEC on February 18, 2026 and is available on the Investors section of our website at https:// investors.selectwater.com/financial-information/annual-reports-and-proxy-statements or on the SEC’s website at www.sec.gov. We will gladly furnish to any stockholder, without charge, a copy of our most recent Annual Report on Form 10-K (including the financial statements and schedules) upon written request from the stockholder addressed to ir@selectwater.com or by writing to our Investor Relations Department at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240.
Stockholder List — A list of our stockholders of record as of the record date of March 10, 2026 will be available for examination for any purpose germane to the Annual Meeting of Stockholders during normal business hours at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240, at least 10 calendar days prior to the Annual Meeting of Stockholders.
Principal Offices — Our principal executive offices are located at 1820 N I-35, Gainesville, TX 76240 and our telephone number is 940-668-1818.
OTHER MATTERS
Other Business
Management knows of no other business to be presented for action at the meeting. If other matters properly come before the meeting or any adjournment of the meeting, the persons named as proxies will vote upon them in accordance with their best judgment.

66	Select Water Solutions

Submission of Stockholder Proposals and Nominations for the 2027 Annual Meeting
For any proposal to be considered for inclusion in our Proxy Statement and proxy card for submission to the stockholders at our 2027 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its office at 1820 N I-35, Gainesville, TX 76240, no later than the close of business on November 24, 2026.
In addition, our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose other business to be considered by stockholders at a meeting (which includes the information required under Rule 14a-19 of the Exchange Act). Notice of a nomination or proposal must be delivered to us no later than the close of business on the 90th day and no earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, in the event that the date of the annual meeting is scheduled for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Accordingly, for our 2027 Annual Meeting of Stockholders, assuming the Annual Meeting is held on or about May 7, 2027, and if we do not issue a public announcement changing the date of the meeting, notice of a nomination or proposal must be delivered to us no later than the close of business on February 6, 2027, and no earlier than the close of business on January 7, 2027. Nominations and proposals also must satisfy other requirements set forth in our Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal or nomination not made in compliance with the foregoing procedures.
Stockholder Recommendations for Directors
Stockholders wishing to submit recommendations for director candidates for consideration by the NG&S Committee must provide the following information in writing to the attention of the Investor Relations department of the Company by certified or registered mail:
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the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

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the name, address, and phone number of the stockholder or group of stockholders making the recommendation; and

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the number of shares of common stock beneficially owned by the stockholder or group of stockholders making the recommendation, the length of time held, and to the extent any stockholder is not a registered holder of such securities, proof of such ownership.

To be considered by the NG&S Committee for the 2027 Annual Meeting of Stockholders, a director candidate recommendation must be received by the Investor Relations department of the Company by November 24, 2026.
Householding Information
Unless we have received contrary instructions, we may send a single copy of the Annual Report, this Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. We will deliver promptly upon written or oral request of a stockholder a separate copy of the Annual report, this Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to stockholder at a shared address to which a single copy of the documents was delivered. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
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If the shares are registered in the name of the stockholder, the stockholder should contact the Company by phone at 940-668-1818 or by writing to Select Water Solutions, Inc., Attention: Investor Relations, 1820 N I-35, Gainesville, TX 76240; or

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If a broker, bank, broker-dealer, custodian or other similar organization holds the shares, the stockholder should contact that representative directly.

2026 Proxy Statement	67

Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. The annual and quarterly reports and other reports and information are filed through the Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at www.sec.gov. We will provide, without charge, upon written or verbal request, a copy of the reports and other information filed with the SEC. In addition, we provide information regarding our corporate governance and financial and stock information on our corporate website at investors.selectwater.com.
Any requests for copies of information, reports or other filings with the SEC should be requested in writing to Select Water Solutions, Inc., Attention: Investor Relations, 1820 N I-35, Gainesville, TX 76240.
By Order of the Board of Directors,
John D. Schmitz
Chairman of the Board, President, and
Chief Executive Officer
Gainesville, Texas — March 24, 2026

68	Select Water Solutions

SCAN TO VIEW MATERIALS & VOTESignature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV84613-P46480! !! !! !! !! !! !! !! !! ! !! ! !SELECT WATER SOLUTIONS, INC.1820 N. I-35GAINESVILLE, TX 762401a. Gayle L. Burleson1b. Richard A. Burnett1c. Bruce E. Cope1d. Luis Fernandez-Moreno1e. Robin H. Fielder1f. Timothy A. Roberts1g. John D. SchmitzNominees:3. To conduct a non-binding, advisory vote toapprove Named Executive Officer compensation.1. To elect seven director nominees to the Board ofDirectors of Select Water Solutions, Inc.:SELECT WATER SOLUTIONS, INC.The Board of Directors recommends you vote FORthe following:2. To ratify the appointment, by the AuditCommittee of the Board, of Grant Thornton LLPas the Company's independent registered publicaccounting firm for fiscal year 2026.The Board of Directors recommends you vote FORthe following proposals:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.NOTE: In their discretion, the Proxies are authorizedto vote upon such other business as may properlycome before the meeting or any adjournment orpostponement thereof.Please indicate if you plan to attend this meeting.For Against AbstainYes NoFor WithholdVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time on May 6, 2026. Have your proxy card inhand when you access the web site and follow the instructions to obtain your recordsand to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on May 6, 2026. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V84614-P46480 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. SELECT WATER SOLUTIONS, INC. Annual Meeting of Stockholders May 7, 2026 1:00 P.M. Central Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) John D. Schmitz and Christopher K. George, or either of them, as proxies, each with the power to appoint his, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, and in their discretion upon such other matters as may be properly presented, all of the shares of common stock of SELECT WATER SOLUTIONS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 P.M., Central Time on May 7, 2026 at 1820 N. I-35, Gainesville, TX 76240, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein and in accordance with the direction of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by the proxy may be voted for a substitute nominee selected by the Board of Directors. Continued and to be signed on reverse side